UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

Thomas E. Line, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

Small Cap Fund	Long-Short Fund
Small-Mid Cap Fund	Research Opportunities Fund
Mid Cap Fund	Financial Long-Short Fund
Large Cap Fund	Strategic Income Fund
Select Fund

This material must be preceded or accompanied by a current prospectus.

Not FDIC Insured. May Lose Value. No Bank Guarantee.

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds. All of our Funds posted positive absolute returns in 2014; however, on a relative basis, most trailed their respective benchmark returns. 2014 was a difficult year for active managers in large part due to lower volatility and lower dispersion. Volatility provides opportunities for active managers to identify mispricings in the market and take advantage of those mispricings. When volatility is low, there are fewer opportunities. Similarly, when dispersion is low, the spread between winners and losers is narrow, making it more difficult to stand out from the crowd. More importantly, as of December 31, 2014, the since inception returns for nearly all of our Funds exceeded their respective benchmark returns. The exceptions were the Diamond Hill Research Opportunities Fund and the Diamond Hill Mid Cap Fund. The Mid Cap Fund has been in existence for less than five years, which is the minimum time period that we use to evaluate our results, and the Research Opportunities Fund completed its first five-year period of existence at March 31, 2014.

2014 Financial Markets

Driven by an expanding economy, growing corporate profits, and persistently low interest rates, the broad U.S. equity market posted its sixth consecutive annual gain in 2014. The S&P 500 Index finished the year with a 13.7% total return (including dividends), and the Federal Reserve signaled its belief in the economy’s ability to grow without assistance by concluding its bond purchasing program known as Quantitative Easing, or QE, in October 2014. Although investors expect the Fed to raise interest rates sometime in 2015, its overall monetary policy remains accommodative, encouraging equity investors.

In the U.S., unemployment fell as a result of the best hiring stretch since the late 1990s. The U.S. consumer benefitted from a steep decline in gasoline prices to the lowest levels in five years. The sharp decline in the price of oil over the past few months is likely to improve household budgets. Globally, central banks remained extraordinarily accommodative in an attempt to provide a backdrop for increased economic growth. Europe, which has been a clear economic laggard over the past few years, was still only showing modest signs of improvement. Meanwhile, China and India continued to grow at healthy mid-single digit rates, but many other emerging economies around the world are seeing decelerating growth rates. The U.S. dollar ended the year strong relative to other currencies as investors were confident that stronger economic growth in the U.S. will lead the Fed to raise rates in 2015 for the first time since before the financial crisis.

Outlook

Despite the end of the Federal Reserve’s Quantitative Easing, we continue to believe the Fed is likely to maintain a very accommodative overall monetary stance well into next year as the domestic economy is lacking signs of robust growth, while inflation expectations have again turned lower. The recent strength of the U.S. dollar is now playing a key role in these

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Letter to Shareholders

developments as its relative appreciation has created a new headwind for growth while also pushing down commodity prices. The modest deleveraging of the U.S. household sector over the past few years continues to be a positive story. These lower debt levels combined with very low interest rates have allowed consumer debt-service burdens to improve to very low levels by historical standards. This healthy debt service picture remains very much tied to historically low interest/mortgage rates, and any sharp, meaningful increase in those rates is likely to present an important headwind for growth.

Although the U.S. economy appears to be healing at a steady pace and set to maintain its 2% - 3% growth heading into next year, we continue to expect positive but below average equity market returns over the next five years. Our conclusion is primarily based on above average price/earnings multiples applied to already very strong corporate profit margins, which in combination, likely tempers prospective returns. This outlook also seems consistent with the current interest rate environment. We believe that we can achieve better than market returns over the next five years through active portfolio management and stock selection independent of benchmark weights.

Diamond Hill Capital Management, Inc.

Chris Welch, CFA Co-Chief Investment Officer	Austin Hawley, CFA Co-Chief Investment Officer

The views expressed are those of the portfolio managers as of December 31, 2014, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard and Poor’s selects the companies for the index to widely represent the stock market based on market size, liquidity, and industry group representation. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

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Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

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Fundamental Principles

The Importance of Valuation

We believe that a company’s intrinsic value is independent of its stock price and that intrinsic value can be reasonably estimated using a discounted cash flow methodology. Our entire investment team shares the same investment philosophy, which drives our investment process.

We focus on the fundamentals of intrinsic value, which are far less volatile than market price, and our actions are ultimately dictated by the price to intrinsic value relationship.

There is no guarantee that a discount to intrinsic value will be achieved or that market price and/or intrinsic value will increase over time.

[1]	The inverse is true for short position

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Fundamental Principles

Equity Investment Principles

Valuation

•	We believe that every share of stock has an intrinsic value that is independent of its current market price, and at any point in time, the market price may be higher or lower than intrinsic value.

•	Over short periods of time, the market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

•	Over sufficiently long periods of time, five years or longer, the market price tends to converge with intrinsic value.

Intrinsic Value Estimate

•	We believe that we can determine a reasonable approximation of intrinsic value if we are confident in projecting the future cash flows of a business and use an appropriate discount rate.

Suitable Investments

•	We only invest when the market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

•	We concentrate our investments in businesses whose per share intrinsic value is likely to increase. We invest in businesses that possess a competitive advantage, conservative balance sheet, and outstanding managers and employees. For short positions, the inverse is often true, and a growing intrinsic value is a detriment to the performance of the position.

Risk & Return

•	We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the increase in per share intrinsic value. For short positions, an increasing intrinsic value may shorten the holding period.

•	We define risk as the permanent loss of capital rather than price volatility. We manage risk by investing in companies selling at a discount (premium for short positions) to our estimate of intrinsic value.

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Fundamental Principles

Fixed Income Investment Principles

Business Analysis

•	We believe we can leverage our research team’s industry analysis of the fundamental economic drivers of the business to identify attractive corporate bonds and other senior corporate securities.

•	We evaluate the quality of a firm’s management and their treatment of bondholders and stockholders. We believe managements that focus on growth, without regard to return on invested capital or long-term cost of capital, are more likely to destroy value for bondholders and stockholders. In contrast, managements that understand the competitive dynamics of their business and prudent capital allocation often produce value for both bondholders and stockholders.

Valuation

•	We focus on the intrinsic value of the business in relation to the amount of debt in the capital structure. We also evaluate the sources and uses of cash for the business.

•	The liquidity and expected volatility of a corporate bond are also important factors in valuation. Because of our long-term time horizon, we will invest in less liquid or more volatile securities; however, we require a higher yield as compensation.

Suitable Investments

•	We generally invest in corporate bonds of companies with improving competitive positions and return on invested capital.

•	Our core competency is the evaluation of credit risk. We typically favor lower duration, shorter maturity corporate bonds. We focus almost entirely on the secondary market for corporate bonds rather than the primary (new issue) market. We primarily invest in investment grade and below-investment grade (high yield) corporate bonds, including a significant allocation to defensive high yield corporate bonds (due to low duration and higher credit quality).

Risk & Return

•	We define risk as the permanent loss of capital. We seek to avoid a permanent loss of capital and to earn a sufficient return on capital to grow our purchasing power.

•	We expect to achieve our return objective by investing in corporate bonds when we believe the market price discounts a greater risk of default or a greater loss upon default than is warranted. An additional source of return exists when the market price provides attractive compensation for short-term illiquidity or volatility, both of which are of less concern to a long-term investor.

•	We focus on credit risk, interest rate risk, liquidity risk, call risk, reinvestment risk, and other risks when evaluating corporate bonds.

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Diamond Hill Small Cap Fund

2014 Portfolio Commentary

The Diamond Hill Small Cap Fund returned 4.86% (Class I) in 2014 compared to a 4.89% return for the Russell 2000 Index. In 2014, the small cap market’s best performing sectors were healthcare, utilities, and consumer staples. These sectors tend to be seen as relatively defensive and associated with “safe havens.” Utilities, in particular, also tend to do well when interest rates fall as many view regulated utilities as the most bond-like of equity investments. Government interest rates declined during the year, with the 10-year Treasury finishing below 2.2%, down from levels around 3% at the beginning of the year. Energy was by far the worst performing sector in 2014, as crude oil prices declined nearly 50%. The Fund’s underperformance can largely be attributed to having a larger allocation to energy stocks and a smaller allocation to healthcare stocks than the Index. In addition, while stock selection was generally good, the consumer staples sector was an exception.

The Fund’s financial holdings were the largest contributors in 2014. The Fund averaged roughly 27% of net assets invested in this sector, with nearly half of that amount in insurance companies. Banks and real estate investment trusts (REITs) each comprised about a fifth of the financial sector holdings. Winthrop Realty Trust, Inc. announced a liquidation plan to sell all its assets and distribute the proceeds to shareholders within a two-year period. Thus far, asset sales have come in a bit above the mid-point of ranges that the company has used in its internal estimate of net asset value. In total, these developments led to a 65% total return for the stock in the year. Insurance or reinsurance companies including HCC Insurance Holdings, Inc., Navigators Group, Inc., Alleghany Corp., Enstar Group Ltd., American Equity Investment Life Holding Co., and Reinsurance Group of America all experienced total returns between 10% and 18.5%. The largest detractors within financials were First Niagara Financial Group, Inc. and Nationstar Mortgage Holdings, Inc. Nationstar is a non-bank mortgage servicer whose primary competitor, Ocwen Financial Corp., has encountered great regulatory scrutiny. We believe Nationstar may ultimately benefit from Ocwen’s problems, while thus far the market is skeptical.

Industrials were the second largest contributor to Fund performance during the year. Avis Budget Group, Inc. was the Fund’s largest holding at year-end and produced a 64% total return for the year. While fleet costs face some headwinds on lower residual values, there are signs that this will be more than offset by positive pricing action within the industry in 2015. Alaska Air Group, Inc. has benefitted from favorable fundamentals for airlines, bolstered further by falling jet fuel prices. Aircastle Ltd., an aircraft lessor, and Corrections Corp of America also appreciated more than 20% for the year. Hyster-Yale Materials Handling, Inc., Brink’s Co., TriMas Corp., and Kennametal, Inc. all declined for the year on lower earnings than the previous year. Finally, Trinity Industries, Inc. soared during the first part of the year on continued strong fundamentals in railcar manufacturing and leasing. However, as the price of oil fell in the second half of the year, concerns about the future orders for tank cars to transport oil and a product liability lawsuit concerning the company’s highway guardrail product weighed heavily on the stock, leading to only a marginally positive return.

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Diamond Hill Small Cap Fund

In energy, crude oil prices declined about 46% for the year. Natural gas prices also declined in the U.S., closing at $2.88/mcf, down from the $4.23/mcf close in 2013. Oil supply continued to grow from U.S. shales and higher production from Libya and Iraq following previous declines tied to unrest in those countries. Demand growth weakened with slower growth in China and some European economies experiencing contraction. Developed economies also continue to make efficiency gains. The result has been an oversupplied market that in previous times was balanced by OPEC, but Saudi Arabia expressed its comfort with allowing market forces to balance supply and demand and the lower oil prices that has ushered in. The fundamentals of individual companies were generally within our expectations, but the estimated intrinsic values have all been diminished by lower commodity price curves.

Historically, the Fund generally has had far less invested in health care than the Russell 2000 Index. This continues to be the case, and while stock selection was good, including Natus Medical, Inc., Lifepoint Hospitals, Inc., and health insurer Universal American Financial Corp., the lower overall exposure meant a lesser contribution from this sector than the Index. Utility holdings, UGI Corp., Cleco Corp., and ITC Holdings Corp. performed well but totaled only about 3% of the Fund. Cleco has announced a deal to be acquired with the expected close to come in 2015.

Our consumer staples companies performed relatively poorly for the year. The largest positive contributor to the Fund in this area was Energizer Holdings, Inc. Flowers Foods, Inc. and B&G Foods, Inc. both had mediocre years fundamentally but have been well run companies and successful investments over longer periods. We anticipate better business results from both in the future.

Thank you for your continued interest in the Fund as we move into 2015.

Tom Schindler, CFA Portfolio Manager

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Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	4.60%	18.15%	13.50%	7.65%	1.32%
Class C Shares	2/20/2001	3.86	17.28	12.65	6.84	2.07
Class I Shares	4/29/2005	4.86	18.46	13.81	8.00	1.07
Class Y Shares	12/30/2011	5.06	18.64	13.78	7.78	0.93
BENCHMARK
Russell 2000 Index		4.89	19.21	15.55	7.77	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	12/29/2000	-0.62	16.16	12.34	7.09	1.32
Class C Shares	2/20/2001	2.87	17.28	12.65	6.84	2.07

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class I(A) and the Russell 2000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Small-Mid Cap Fund

2014 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund gained 7.36% (Class I) in 2014 compared to a 7.07% increase in the benchmark Russell 2500 Index. For the five-year period ended December 31, 2014, the Fund’s return was 15.87% annually while the Russell 2500 Index returned 16.36% over the same period. In the nine years since inception, the Fund’s annual return of 9.56% outpaced the 8.78% benchmark return. The 2014 performance was driven by favorable stock selection in the consumer discretionary sector offset by unfavorable stock selection in financials.

The large market capitalization segment of the stock market delivered significantly better results in 2014 than smaller size stocks. The Russell 1000 Index (large cap domestic stocks) rose 13.24% during the year, while the Russell 2500 Index, which is widely used to measure the performance of small to mid-cap domestic stocks, gained just 7.07%. We were well-positioned for that trend, as the weighted market capitalization of stocks in the Diamond Hill Small-Mid Cap Fund was well above that of the benchmark throughout the year.

Our returns this year benefited from stock selection in the consumer discretionary sector. Longer-term holdings Whirlpool Corp., Staples, Inc., and Jarden Corp. all gained more than 15% for the year, while new purchases Gannett Co., Inc. and Goodyear Tire & Rubber Co. achieved the same feat during the period we owned them. While declining energy prices and the slow but steady improvement in the U.S. labor market helped boost consumer spending, our investments all had company-specific drivers that assisted in generating the favorable returns.

The energy sector was a negative contributor to return, but surprisingly it had less of a negative impact on the Small-Mid Cap Fund portfolio return than it did for the benchmark Russell 2500 Index, despite our overweight relative to the benchmark in energy stocks. The reason for that was our very favorable stock selection in the sector. In particular, Cimarex Energy Co., our largest energy position, generated a slightly positive total return for the full year, compared to a greater than 30% decline for the energy sector of the benchmark. Cimarex has strong assets in the Permian Basin of west Texas, and the company’s excellent management team has effectively used the new hydraulic fracturing and horizontal drilling technologies to increase production and reduce costs. Cimarex has also maintained very little leverage on its balance sheet. These characteristics leave us comfortable holding a large position in Cimarex stock even in the face of the significant decline in the price of oil.

The biggest negative contributor to return relative to the benchmark was unfavorable stock selection in the financials sector. The primary reason for this was our sparse investment in Real Estate Investment Trust (REIT) stocks. REITs in general benefited significantly from the decline in long-term interest rates, as they are used by many investors as a way to increase a portfolio’s income generation. We own a couple of REITs, but we own them due to our belief that the companies are valued at a discount to our estimates of the firms’ intrinsic values, rather than as a way to increase exposure to higher-yielding stocks. We

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Diamond Hill Small-Mid Cap Fund

continue to find numerous attractive opportunities in the financials sector, and at year-end, it was our largest sector weight at nearly 30% of the portfolio.

Another area that was challenging during 2014 was stocks in the food industry. While some food stocks benefited from consolidation, we did not participate in that trend, and our investments faced deep challenges in revenue growth and profitability. We sold ConAgra Foods, Inc. during the year as we lost confidence in the company’s outlook, but we maintained investments in our other food stocks.

I’d like to once again recognize our excellent research team of 16 equity research analysts and 9 research associates who work hard to generate ideas and deliver strong returns to clients. They are the force behind the favorable returns we’ve been able to generate on your behalf over the past nine years.

Our outlook remains little changed from last year. Small- and mid-cap stock valuations are above historical averages, and it remains challenging to find many new ideas. Given the concentration of our portfolios, however, we remain confident in our ability to find 60 or so attractive investment ideas for the portfolio. The most important aspects of our approach remain our insistence on an attractive discount to intrinsic value with any investment we make and our strict focus on a long-term investment time horizon.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

..

Chris Welch, CFA Portfolio Manager

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Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Since Inception (12/30/05)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	7.17%	20.45%	15.55%	9.20%	1.25%
Class C Shares	12/30/2005	6.33	19.54	14.69	8.41	2.00
Class I Shares	12/30/2005	7.36	20.74	15.87	9.56	1.00
Class Y Shares	12/30/2011	7.60	20.93	15.83	9.35	0.86
BENCHMARK
Russell 2500 Index		7.07	19.97	16.36	8.78	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	12/30/2005	1.83	18.39	14.36	8.58	1.25
Class C Shares	12/30/2005	5.33	19.54	14.69	8.41	2.00

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class I(A) and the Russell 2500 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class I shares commenced operations on December 30, 2005.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Mid Cap Fund

2014 Portfolio Commentary

The Diamond Hill Mid Cap Fund gained 7.91% (Class I) in 2014. While this figure represents an adequate absolute return for investing in mid cap equities in this low interest rate environment, it trailed the 13.22% return of the Russell Mid Cap Index. At Diamond Hill, we constantly emphasize that we believe the most appropriate time frame over which to measure our performance is five years. However, we recognize that, by definition, to achieve above-average long-term returns, we must have a subset of above-average returns over shorter time horizons, despite our long-term focus. As such, we are disappointed in our 2014 results relative to the benchmark but continue to work toward delivering strong results over a five-year horizon.

The large market capitalization segment of the stock market delivered significantly better results in 2014 than smaller size stocks. The Russell 1000 Index (large cap domestic stocks) rose 13.24% during the year, while the Russell 2000 Index, which is widely used to measure the performance of small cap domestic stocks, gained just 4.89%. We were poorly positioned for that trend, as the weighted market capitalization of stocks in the Diamond Hill Mid Cap Fund fell below that of the benchmark throughout the year.

Our returns this year benefited from stock selection in the consumer discretionary sector. We owned numerous stocks in the sector which returned more than 20% for us during the year, including Ross Stores, Inc., Whirlpool Corp., Staples, Inc., Gannett Co., Inc., and V.F. Corp. While declining energy prices and the slow but steady improvement in the U.S. labor market helped boost consumer spending, our investments all had company-specific drivers that assisted in generating the favorable returns. These gains were partially offset by losses in Mattel, Inc., which struggled with weak sales in its Barbie division as well as other areas. Toy companies face increasing competition from digital entertainment for children, but Mattel’s history of innovation and prudent management suggest it will be able to retain a valuable role in the industry.

The energy sector was a negative contributor to return, but our favorable stock selection partially offset that decline. We were overweight energy stocks relative to the benchmark throughout the year, and we made only modest changes to the portfolio as oil prices declined during the 2014 fourth quarter. Cimarex Energy Co., our largest energy position, generated a slightly positive total return for the full year, compared to a negative 25% return for the energy sector of the benchmark. Cimarex has strong assets in the Permian Basin of west Texas, and the company’s excellent management team has effectively used the new hydraulic fracturing and horizontal drilling technologies to increase production and reduce costs. Cimarex has also maintained very little leverage on its balance sheet. These characteristics leave us comfortable holding a large position in Cimarex stock even in the face of the significant decline in the price of oil.

The biggest negative contributor to return relative to the benchmark was unfavorable stock selection in the financials sector. The primary reason for this was our sparse investment in Real Estate Investment Trust (REIT) stocks. REITs in general benefited significantly from

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Diamond Hill Mid Cap Fund

the decline in long-term interest rates, as they are used by many investors as a way to increase a portfolio’s income generation. We continue to find numerous attractive opportunities in the financials sector, and at year end, it was our largest sector weight at nearly 30% of the portfolio.

Another area that was challenging during 2014 was stocks in the food industry. While some food stocks benefited from consolidation, we did not participate in that trend, and our investments faced deep challenges in revenue growth and profitability. We sold ConAgra Foods, Inc. during the year as we lost confidence in the company’s outlook, but we maintained investments in our other food stocks.

I’d like to recognize our excellent research team of 16 equity research analysts and 9 research associates who work hard to generate ideas and deliver strong returns to clients. The team has a great deal of experience, and it has also benefited from a significant amount of stability over time.

Mid-cap stock valuations are above historical averages, and it is somewhat challenging to find many new ideas. Given the concentration of our portfolio, however, we remain confident in our ability to find 50 or so attractive investment ideas for the portfolio. The most important aspects of our approach are our insistence on an attractive discount to intrinsic value with any investment we make and our strict focus on a long-term investment time horizon.

We appreciate your support and look forward to continuing to work with you in the coming years.

..

Chris Welch, CFA Portfolio Manager

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Diamond Hill Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2013	7.57%	7.57%	1.15%
Class C Shares	12/31/2013	6.80	6.80	1.90
Class I Shares	12/31/2013	7.91	7.91	0.90
Class Y Shares	12/31/2013	8.02	8.02	0.76
BENCHMARK
Russell Midcap Index		13.22	13.22	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	12/31/2013	2.16	2.16	1.15
Class C Shares	12/31/2013	5.80	5.80	1.90

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Mid Cap Fund Class I(A) and the Russell Midcap Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell Midcap Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	15

Diamond Hill Large Cap Fund

2014 Portfolio Commentary

The Diamond Hill Large Cap Fund returned 10.74% (Class I) in 2014 compared to 13.24% for the Russell 1000 Index. I was disappointed the Fund lagged the Russell 1000 Index but pleased that 2014 was another strong year in the equity markets. The continued strong returns following the 2008-2009 bear market led to new record highs in the large cap indices for 2014. The best performing sectors of the market were the interest sensitive utilities and the health care sectors.

The health care sector was the top performing sector for the Fund as well as the Index in 2014, but our holdings lagged the performance of the health care sector in the Index. Medtronic, Inc., Abbott Laboratories, and Express Scripts Holding, Inc. all returned in excess of 20%. Medtronic announced the planned acquisition of Covidien PLC in the second quarter of the year. Top line growth for Medtronic has been challenged in recent years, but we believe this acquisition should help drive growth for the entire company and improve the shares’ valuation. Medtronic’s 28% return was the largest for any health care holding in the portfolio. Abbott Laboratories has continued to adjust its business portfolio to improve the long-term growth of the company. The improved performance of Abbott reflects its superior growth portfolio. Express Scripts has continued the integration of the Medco acquisition of a couple years ago, which has led to improving margins in its core pharmaceutical benefit management business. Stryker Corp. is a surgical products company with an outstanding long-term record. The shares were added to the portfolio at attractive prices during the autumn market sell-off. This holding returned more than 15% in the brief time it has been held.

The consumer discretionary sector was the best performing sector of the portfolio relative to the Index. Several holdings, including Whirlpool Corp., Walt Disney Co., and V.F. Corp., returned in excess of 20% in 2014. Whirlpool continued to benefit from improving margins driven by strong end-market growth and the integration of previous acquisitions. Walt Disney continued to benefit from its strong positioning in the broadcasting and entertainment industries. Disney’s unique competitive position has allowed the company to grow earnings in a variety of economic environments. V.F. Corp. is a very well managed consumer branded apparel company, and the company continued to take market share as its products are highly valued by consumers. This has driven consistent strong revenue and earnings growth, leading to the strong performance of the shares.

Energy was a controversial sector in 2014 as the strong performance in the first half of the year was overshadowed by the severe decline in oil prices in the fourth quarter. EOG Resources, Inc. and Cimarex Energy Co. provided small positive returns during the year, but the returns were down meaningfully from the large gains earlier in the year. One of the largest disappointments in the portfolio was Noble Energy, Inc. which was down approximately 37%. We eliminated the shares from the portfolio as we believe a more challenging energy market could prove especially difficult for Noble. Overall, our energy holdings outperformed the energy sector of the market, which was the worst performing sector of 2014.

16	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

The financial sector was by far the largest sector concentration in the portfolio. Large bank holding companies such as Morgan Stanley, PNC Financial Services Group, Inc., and Wells Fargo & Co. returned in excess of 20% for the year. PNC and Wells Fargo were helped by improvements in loan demand which drove better earnings. Morgan Stanley benefited from a strong asset management environment as well as improved investment banking activity. Prudential Financial, Inc., a large life insurance company, was disappointing. Low interest rates threatened to slow earnings growth and caused investors to remain cautious toward the life insurance industry in general. Capital One Financial Corp. was a new financial services holding in the portfolio. We believe the company will benefit from improved consumer loan demand as well as stable asset quality. The shares remain inexpensive due to investor concerns regarding the potential for deteriorating loan quality. While asset quality has been unusually good, there is no indication of a meaningful deterioration in consumer lending.

The technology sector was the source of biggest disappointment in 2014. IBM, a large portfolio holding, declined approximately 12%. I am particularly concerned with the negative growth IBM has recently experienced in its software business. This is a concern we will monitor closely, but the shares remain very inexpensive so there could be meaningful opportunity if the business experiences a cyclical recovery. The key for IBM will be a return to positive top line growth once the company has completed the divestitures of its hardware businesses.

Several new names were added to the portfolio in 2014. Shares of Goodyear Tire & Rubber Co., Gannett Co., Inc., MetLife, Inc., Twenty-First Century Fox, Inc., and Eastman Chemical Co. were all purchased during the year to take advantage of attractive investment opportunities. All were positive contributors to performance.

As 2014 draws to a close, I am disappointed the Fund did not keep pace with the Russell 1000 Index. For the most part, the companies in the portfolio met our expectations. However, there was an absence of large gainers in the portfolio, which has often driven performance in past years. We will continue to focus on long-term opportunities in our search for new investments, and I look forward to the continued challenge of managing the portfolio. This concludes my 12th year of managing the Diamond Hill Large Cap Fund, and I remain grateful for the opportunity. Thank you for your continued support.

Chuck Bath, CFA Portfolio Manager

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	17

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	10.42%	19.12%	13.59%	8.63%	1.04%
Class C Shares	9/25/2001	9.60	18.26	12.74	7.81	1.79
Class I Shares	1/31/2005	10.74	19.43	13.91	8.99	0.79
Class Y Shares	12/30/2011	10.89	19.63	13.88	8.77	0.65
BENCHMARK
Russell 1000 Index		13.24	20.62	15.64	7.96	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	6/29/2001	4.91	17.10	12.42	8.07	1.04
Class C Shares	9/25/2001	8.60	18.26	12.74	7.81	1.79

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class I(A) and the Russell 1000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

18	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

2014 Portfolio Commentary

The Diamond Hill Select Fund gained 11.57% (Class I) in 2014 compared to our benchmark, the Russell 3000 Index, which returned 12.56%.

Underperformance relative to the benchmark was primarily driven by stock selection in financials, health care, and information technology. This was somewhat offset by favorable stock selection in the consumer discretionary and energy sectors.

Our largest sector weighting continued to be in financials. Whereas this sector was a source of significant outperformance for the fund in 2013, financials detracted somewhat from relative performance in 2014. The best performing financial holding was Popular, Inc., the Puerto Rican bank which gained regulatory approval in 2014 to repay Troubled Asset Relief Program (TARP). The worst performing financial holding was Fortress Investment Group LLC which we exited in the first quarter of 2014 due to concerns over the quality of earnings and the valuation multiple that those earnings might receive.

The health care sector remains a large weight in the Fund. Within health care, Teva Pharmaceutical Industries, Ltd. was the best performer, returning 47% over the course of the year in response to signs that the company is making good progress on both its cost reduction plan and in protecting the valuable Copaxone franchise. The worst health care performer was GlaxoSmithlKline PLC, which we exited after signs that its very profitable respiratory franchise was coming under pricing pressure from a consolidating payer base. Valeant Pharmaceuticals International, Inc. was a new health care position. Valeant’s management team has assembled an impressive collection of assets in the most attractive segments of health care while exhibiting great discipline in the prices paid and in harvesting anticipated acquisition synergies.

Information technology continues to be a significant weight in the portfolio, and three of our top performers came from this sector. Apple, Inc. benefited from improved capital allocation, successful uptake of the iPhone in China, and robust sales of larger iPhone form factors. Cisco Systems, Inc. shares rose on the stabilization of switching margins and the realization that reported revenue weakness would be short lived. Microsoft Corp. benefited from continued strength in enterprise software, strong conversion to the Office 365 subscription model, and stabilization in PC volumes. IBM, however, has been a disappointment, reporting weak 2014 third quarter earnings and backing away from a long-stated 2015 earnings goal.

We added two new holdings in the consumer discretionary sector, Whirlpool Corp. and Twenty-First Century Fox, Inc. Whirlpool replaced Aaron’s, Inc. in the portfolio after we became concerned that the lower-end consumer was not participating in the economic recovery. This was a fortuitous change to the portfolio, as Whirlpool became our best performer for the year, returning 48% from the time it was purchased in January. The shares benefited from investors’ recognition of strong cyclical tailwinds and associated operating leverage in North America, further penetration in places such as Latin America, Asia and India, and significant margin expansion opportunities in Europe owing to scale synergies yet to be realized from the Indesit acquisition.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	19

Diamond Hill Select Fund

By early 2014, we had repositioned our energy holdings by trimming overall exposure and focusing our investments in Cimarex Energy Co. and EOG Resources, Inc., both major disruptors in the domestic shale boom with conservative balance sheets. Despite performing well through mid-year, these two holdings finished the year flat to slightly negative, respectively, after a precipitous decline in oil prices caused by the confluence of faltering world demand in the face of steady domestic shale production growth, mitigation of certain OPEC supply disruptions, and Saudi Arabia signaling an unwillingness to continue balancing the market. When factoring in the new forward curve for oil, and the lower cash flows and ability to reinvest implied by the forward curve for the next 12 to 24 months, our estimate of intrinsic value for EOG fell to a point that we found other opportunities, outside of energy, more attractive, and we exited the position. We continue to hold Cimarex due to its very attractive asset base and opportunities to capture further drilling and production efficiencies.

All portfolio decisions are made from a bottom up perspective, evaluating individual holdings against the opportunities presented by others; however, it is still interesting to pause periodically to observe, from the top down, how the portfolio has evolved. During 2014, concentration increased as the total number of holdings decreased roughly 10% (from 35 to 32). On a net basis, we added one mega cap position and one small cap position, while eliminating five positions from within the $5 billion to $50 billion market capitalization range. In terms of sector weights, consumer discretionary, and to a lesser extent, financials both increased and were funded by reductions in energy and industrials.

As the market price of individual holdings approach our estimates of intrinsic value, we continue to find attractive replacements. In fact, three of the holdings added in 2014 (Valeant, Whirlpool, and Twenty-First Century Fox) are compelling enough that we have made them top five holdings.

We appreciate your support and look forward to 2015.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

20	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	11.30%	21.28%	14.02%	8.36%	1.19%
Class C Shares	12/30/2005	10.46	20.40	13.17	7.58	1.94
Class I Shares	12/30/2005	11.57	21.56	14.32	8.71	0.94
Class Y Shares	12/30/2011	11.74	21.78	14.30	8.51	0.80
BENCHMARK
Russell 3000 Index		12.56	20.51	15.63	8.15	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	12/30/2005	5.77	19.23	12.87	7.74	1.19
Class C Shares	12/30/2005	9.47	20.40	13.17	7.58	1.94

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Select Fund Class I(A) and the Russell 3000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class I shares commenced operations on December 30, 2005.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	21

Diamond Hill Long-Short Fund

2014 Portfolio Commentary

The Diamond Hill Long-Short Fund returned 7.55% (Class I) in 2014 compared to 13.24% for the long-only Russell 1000 Index and a 7.86% return for the blended benchmark (60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index). While the portfolio lagged the long-only Russell 1000 Index, we were more disappointed that the Fund slightly lagged the blended benchmark, which takes into account the portfolio’s 60% net long bias. It is very difficult for a long/short strategy to keep pace with a strong equity market like 2014. However, we strive to outperform the blended benchmark in all market environments. The source of disappointment was mostly in the long portfolio, which meaningfully lagged the long-only indexes. While the short portfolio was up, the increase was meaningfully less than the market’s appreciation. We were encouraged that our long portfolio outperformed our short portfolio; however, it was not enough to allow us to outperform the blended benchmark.

During 2014, the bias for the portfolio was to remain slightly longer than our blended benchmark with the net long exposure between 60% and 65% during most of the year. This reflected our generally positive view on the market throughout the year. At year-end, the net long exposure was slightly in excess of 61%.

The consumer staples and consumer discretionary sectors provided the biggest positive contribution to return in the long portfolio. Kimberly-Clark Corp. was the biggest gainer in the consumer staples sector, producing solid earnings in 2014 as competitive pressures eased and market share improved. Procter & Gamble Co., Kimberly-Clark’s biggest competitor, was up in excess of 15%. Restructuring initiatives combined with a stable competitive environment allowed earnings growth to improve. Whirlpool Corp. showed the biggest gain in the consumer discretionary sector. Whirlpool returned in excess of 33% as strong margin improvements and a stable housing recovery allowed the company to deliver continued profitability growth. Walt Disney Co. returned in excess of 24%. Continued strong park attendance combined with the success of Disney’s broadcasting and entertainment businesses demonstrated the strength of this unique consumer franchise.

Technology was also a strong sector in the long portfolio. Apple, Inc. has been a very successful investment since we added it to the portfolio in 2013. New product successes, particularly the recently introduced new smart phone, helped to drive revenue and profit growth. Profit growth, combined with the shares’ inexpensive valuation, continues to make this an attractive investment even after the 40% total return for Apple shares in 2014. Cisco Systems, Inc. and Microsoft Corp. both returned in excess of 27%. These companies are large, dominant technology companies with good balance sheets, but the success of these investments was driven by the inexpensive valuation of the shares. Both continue to remain attractive and were still held in the portfolio at year-end.

The biggest disappointment in the long portfolio was in the health care sector. While our returns in this sector were strong, they lagged the overall market returns earned in the sector, which was the strongest market sector in 2014. Medtronic, Inc. and Abbott Laboratories both returned in excess of 20%. Medtronic announced the planned acquisition

22	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

of Covidien PLC in the 2014 second quarter. Top line growth for Medtronic has been challenged in recent years, but we believe this acquisition should help drive growth for the entire company and improve the shares’ valuation. Abbott Laboratories continued to adjust its business portfolio to improve the long-term performance of the company. The performance of the shares reflected the improved outlook for Abbott Laboratories. The biggest disappointment was Quest Diagnostics, Inc., a name we eliminated from the portfolio during the year. Continued anemic revenue growth reflected its weak competitive position.

Energy was a controversial sector as strong performance in the first half of 2014 was overshadowed by the severe decline in oil prices in the fourth quarter. EOG Resources, Inc. and Cimarex Energy Co. provided small positive returns for the year, but the overall return for our holdings in the sector was slightly negative. However, this slight negative performance was better than the performance of the energy sector in the overall market. One of the largest disappointments in the portfolio was Noble Energy, Inc., which was down more than 37%. We eliminated the shares from the portfolio due to concerns surrounding the challenging energy market, but as we entered 2015, the portfolio maintained most of its long energy holdings.

The short portfolio detracted from performance in 2014. This was not surprising in a year of strong equity markets. However, while our short portfolio appreciated, it was up meaningfully less than our long portfolio or the market as a whole. Several of our short positions were down, helping the portfolio return. Financial short positions such as BancorpSouth, Inc., Rouse Properties, Inc., and Principal Financial Group, Inc. were all down in excess of 10%. Technology company Ubiquiti Networks, Inc. was the biggest gainer in the short portfolio as the shares declined in excess of 30%. Other successful short positions included Advent Software, Inc., Intrepid Potash, Inc., Navistar International Corp., and Kansas City Southern. In several cases, we covered these short positions as the shares achieved our price objective. The biggest disappointment in the short portfolio was Celgene Corp., which returned in excess of 30%. As of year-end, this short position remained in the portfolio.

We introduced shorting to this Fund more than a decade ago to provide clients with a long/short strategy to meet the needs of their investment portfolios. We have been gratified by the growing acceptance of long/short strategies in general and the Diamond Hill Long-Short Fund in particular. We are grateful for your continued support and appreciate the opportunity to continue to earn your trust in 2015.

Ric Dillon, CFA Portfolio Manager	Chris Bingaman, CFA Portfolio Manager	Chuck Bath, CFA Portfolio Manager

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	23

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	7.23%	12.65%	7.98%	6.83%	1.84%
Class C Shares	2/13/2001	6.44	11.82	7.18	6.03	2.59
Class I Shares	1/31/2005	7.55	12.95	8.29	7.19	1.59
Class Y Shares	12/30/2011	7.68	13.12	8.25	6.96	1.45
BENCHMARK
Russell 1000 Index		13.24	20.62	15.64	7.96	—
60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index		7.86	12.08	9.39	5.61	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	6/30/2000	1.88	10.74	6.88	6.28	1.84
Class C Shares	2/13/2001	5.44	11.82	7.18	6.03	2.59

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class I(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index)

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The blended index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

24	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

2014 Portfolio Commentary

The Diamond Hill Research Opportunities Fund increased 7.21% (Class I) during 2014 compared to a 12.56% increase in the long-only benchmark Russell 3000 Index. At Diamond Hill, we have a long-term investment horizon and therefore evaluate our performance over rolling five-year periods. At the end of 2014, our five-year compound annual return was 12.62% versus 15.63% for the Russell 3000 Index. While pleased with the absolute return of the Fund, we are disappointed with our relative results. Another year of strong broad equity market returns made it difficult to keep pace with our long-only benchmark. In addition to negative contributions from the short portfolio, our willingness to hold cash in the absence of sufficiently attractive opportunities partially offset the strong performance of our long positions. We continue to believe our disciplined approach to capital allocation will deliver satisfactory absolute and relative results over most rolling five-year periods.

During 2014, the long portfolio contributed to the Fund’s return with an average long exposure of 85%, while the positions in the short portfolio detracted modestly with average short exposure of (11)%. The largest contributors to performance were long investments in Microsoft Corp., Whirlpool Corp., Winthrop Realty Trust, Inc., and Popular, Inc.

Microsoft made several favorable moves in 2014. Following the appointment of Satya Nadella to the CEO role in February, Microsoft shifted from a Windows-centric view of the world to an emphasis on the usage of Microsoft products and services regardless of the user’s operating system. Enterprise business was strong throughout the year, and the company began to regain momentum in its Consumer business as consumers increasingly embraced the subscription-based Office 365. Additionally, Microsoft took measures to control costs in both its phone and online search businesses. We have been pleased by the shifts at Microsoft under Nadella, and we continue to view Microsoft shares as priced below their intrinsic value.

Whirlpool’s fundamentals benefited from a continuation of the domestic appliance recovery in 2014. The company also completed two significant acquisitions, the largest being Indesit which more than doubles the size of the company’s European business. The second was a majority stake in Hefei Sanyo, offering a platform to grow the company’s Chinese business. With domestic demand remaining strong and profitable opportunities internationally, Whirlpool’s future looks promising, and the company’s goal of doubling earnings per share by 2018 seems very attainable.

Winthrop Realty Trust adopted a plan of liquidation after a prolonged disconnect between the stock price and management’s estimate of net asset value. Under the plan, management will liquidate the assets of the company in the most efficient way possible and pay out the proceeds to shareholders. Winthrop has been a long-term holding of the Fund, and the quality and track record of its management team were two driving forces behind our investment. The liquidation plan demonstrates management’s willingness to act like owners and in the best interest of shareholders, even if it means liquidating themselves out of a job. That is rare in today’s business climate.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	25

Diamond Hill Research Opportunities Fund

Our long-term holding in Puerto Rico-based bank Popular, Inc. appreciated as the company executed additional key steps in its recovery from the financial crisis, including continuing the cleanup of problem credits, simplifying operations by divesting some of its North American operations, and exiting the U.S. Treasury’s crisis era government funding program without issuing new common equity. Though the economy in Puerto Rico remains sluggish, the valuation on Popular’s shares remains undemanding, and we are hopeful that the company will announce meaningful capital return in 2015.

Long positions in International Business Machines Corp. (IBM), Tesco PLC, and Kennametal, Inc. were the largest detractors from performance during 2014.

IBM had a difficult 2014 as the company struggled to grow its revenue base. Along with a disappointing third quarter earnings report, management acknowledged that the company will fail to achieve the $20 per share in calendar-year 2015 (non-GAAP) operating earnings that was the cornerstone of its much-publicized 2015 Roadmap. While we have been dissatisfied with the company’s short-term execution, we continue to believe that IBM possesses a set of businesses that are both fundamentally attractive and resilient, and the stock currently trades at a meaningful discount to our estimate of intrinsic value.

Tesco’s key challenge in 2014 was the rise of discount grocers who offer a simple range and value pricing, while accounting misstatements and a change in management added complexity to meeting this challenge. Despite these challenges, we remain confident in the intrinsic value of Tesco, given the company’s market leading position and high quality asset base.

Kennametal, Inc. was able to generate positive revenue growth in fiscal 2014 despite continued weakness in its Infrastructure segment (largely due to mining and road construction exposure). However, in anticipation of even better sales management, the company expanded costs, thus forfeiting any leverage to the bottom line from increased sales. By the end of the year, it became apparent that not only were sales not going to grow as quickly as anticipated, but also would actually renew their deterioration largely due to weakness in Europe and softening sales to the energy sector. This, coupled with a more leveraged balance sheet from the acquisition of Allegheny Technologies’ tungsten material business earlier in Kennametal’s fiscal year, weighed heavily on the stock price.

As of December 31, 2014, the Fund held 60 long and 19 short positions with the top ten positions representing 38% of net assets.

We want to thank shareholders for their support, and we look forward to working with you in the years ahead.

Diamond Hill Research Analysts

26	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	6.96%	16.53%	12.33%	17.43%	1.75%
Class C Shares	12/30/2011	6.17	15.69	11.51	16.56	2.50
Class I Shares	12/30/2011	7.21	16.83	12.62	17.73	1.50
Class Y Shares	12/30/2011	7.37	17.00	12.79	17.90	1.36
BENCHMARK
Russell 3000 Index		12.56	20.51	15.63	20.87	—
PERFORMANCE AT POP INCLUDES SALES CHARGES***
Class A Shares	12/30/2011	1.62	14.57	11.19	16.38	1.75
Class C Shares	12/30/2011	5.19	15.69	11.51	16.56	2.50

**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

***	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class I(A) and the Russell 3000 Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*	The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L.P., a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund for the period prior to December 30, 2011. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	27

Diamond Hill Financial Long-Short Fund

2014 Portfolio Commentary

The U.S. equity markets enjoyed another healthy year in 2014 as the Russell 3000 Index posted a 12.56% total return. In comparison, financial services companies outperformed the broader market, while the Fund trailed both the overall Index and sector benchmark returns. The Diamond Hill Financial Long-Short Fund generated a total return of 8.42% (Class I) primarily driven by a clear long bias throughout the year. The S&P Composite 1500 Financials Index produced a 14.89% total return and outperformed the broader U.S. equity indices for the third consecutive year. For the trailing five-year period, the Fund generated a total return of 13.98% annually while the benchmark increased 13.53% annually.

After another reasonably strong performance year, we continue to expect U.S. equity market returns to be below historical averages over the next five years. We also continue to believe the financial sector is likely to perform a bit better than the overall equity market over that time period. We believe the primary industries within the sector are clearly well positioned for reasonable rates of growth going forward, which should mean modestly rising earnings along with increased return of excess capital to shareholders. More specifically, we believe that much improved balance sheet capacity, as well increased loan growth and stabilizing net interest margins, should allow for modestly improving earnings for the banking industry. Meanwhile, within the insurance industry, many important areas continue to produce healthy returns on strong capital levels; however, over the past 12-18 months we sold a significant portion of our investments in the property casualty area as the pricing environment became less favorable. On the other hand, we continued to find opportunity in the life companies as investors seemed to be overly pessimistic about the outlooks for some of the key players. Finally, the overall macro-economic environment looks to be a tailwind for the sector, as activity appears set to modestly improve from already healthy levels. We believe the recent sharp decline in energy prices along with an improving job market and increased confidence among both consumers and small businesses should bode well for the new year.

As mentioned above, our long bias throughout the year, combined with solid security selection in the long portfolio, helped the Fund generate acceptable returns for the year. The relative underperformance during the year was largely due to the very strong performance of real estate investment trusts (REITs). REITs were the standout group within the sector as bond prices rallied, and the market rewarded the most ‘bond-like’ areas of the equity markets. While we have occasionally owned REITs in the portfolio, these types of companies have never constituted a meaningful portion of the Fund as we have typically identified other opportunities in which we expected to generate superior long-term returns.

Turning to stock specific drivers during the year; within the long portfolio, meaningful contributors to performance were specialty REIT Winthrop Realty Trust, which announced its intention to liquidate, and Puerto Rican banking company Popular, Inc., which was finally allowed to repay its crises-era government funding. Additionally, brokerage and

28	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

securities firm Morgan Stanley, as well as super regional banks Wells Fargo & Co. and PNC Financial Services Group, Inc., provided significant positive total returns to the Fund. On the short side, we continued to have modest exposure, and our stock selection was much better during 2014. As a result, the short portfolio ended up being only a very modest detractor from the portfolio’s overall return.

As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time, not simply as a “hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

We would like to thank our shareholders for your continued support of the Fund.

Chris Bingaman, CFA Portfolio Manager

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	29

Diamond Hill Financial Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	8/1/1997	8.16%	23.32%	13.66%	2.33%	1.75%
Class C Shares	6/3/1999	7.41	22.39	12.82	1.55	2.50
Class I Shares	12/31/2006	8.42	23.64	13.98	2.62	1.50
BENCHMARK
S&P Composite 1500 Financials Index**		14.89	25.11	13.53	0.73	—
Russell 3000 Financials Index		14.06	24.75	14.00	2.10	—
PERFORMANCE AT POP INCLUDES SALES CHARGES***
Class A Shares	8/1/1997	2.78	21.24	12.50	1.81	1.75
Class C Shares	6/3/1999	6.41	22.39	12.82	1.55	2.50

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	Effective December 31, 2014, the Fund’s benchmark changed from the S&P 1500 Financials Composite Index to the Russell 3000 Financials Index, which is a more representative universe of the securities held in the fund.

***	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 5.00% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class I(A), Russell 3000 Financials Index and the S&P Composite 1500 Financials Index.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Financials Index and the S&P Composite 1500 Financials Index. The Russell 3000 Financials Index consists of Russell 3000 companies involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments and real estate, including REITS. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P Composite 1500 Financials Index is a market capitalized-weighted index which is comprised of the companies that represent the Financial Services Sector weighting within the S&P Composite 1500 Financials Index. The indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class I shares prior to its inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

30	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

2014 Portfolio Commentary

The Diamond Hill Strategic Income Fund generated a 2.38% total return (Class I) in 2014 compared to 6.43% for the Bank of America Merrill Lynch U.S. Corporate & High Yield Index (the “Corporate & High Yield Index”). For the trailing five-year period, the Fund generated a total return of 7.29% per year compared to 7.07% for the Index.

It bears repeating that the Fund is not managed against the Corporate & High Yield Index or any other index. Instead, we are focused on our absolute return objectives of (1) inflation plus 3% and (2) 7%, each measured over rolling 5-year periods. Our goal is to achieve these absolute objectives while minimizing the risk of a permanent impairment of capital. While we trailed the Corporate & High Yield Index by 405 bps during 2014, it is important to note the significant differences between the Fund and the Corporate & High Yield Index. At year-end, the Fund held 92% in high yield and 3% in investment grade corporate bonds compared to 21% and 79% for the Corporate & High Yield Index. The Fund’s duration was 2.71 compared to 6.45 for the Corporate & High Yield Index.

The 10-Year U.S. Treasury yield declined an additional 85 basis points during the year to 2.17%. This yield does not reflect accelerating nominal GDP growth in the U.S., the end of Federal Reserve asset purchases, and market expectations for increases in the Fed Funds rate. However, certain global developed economies are mired in low to no growth resulting in German 10-year yields at 0.54% and Japanese 10-year yields at 0.32%. Peripheral countries such as Spain at 1.61% and Italy at 1.89% also provide less yield. We continue to favor credit risk over interest rate risk.

In last year’s annual report we wrote the following:

“…we are somewhat more cautious on credit risk as the option adjusted spread of the Bank of America Merrill Lynch U.S. High Yield Index narrowed from 534 basis points to 400 basis points during 2013. Assuming a 4% default rate (the historic average) and assuming a loss on default of 60%, the high yield spread would only need to be 240 basis points to compensate an investor for default losses. However, the high yield spread also compensates the investor for illiquidity, volatility, and other factors. Based on our assumption for default losses, this additional compensation is 160 basis points compared to what we think of as a normalized level of 300 basis points. As a result, high yield credit spreads are either discounting well below average default rates — less than 2% (as has been the experience in recent years) — for an extended period or continued liquidity and low volatility for an extended period. While a continuation of these favorable credit trends is a distinct possibility, we believe that it is prudent to be prepared for more illiquidity and volatility at a minimum.”

After entering 2014 at 400 basis points, the option-adjusted spread of the Bank of America Merrill Lynch High Yield Index (the “High Yield Index”) narrowed to 353 basis points at the end of the second quarter but finished the year at 504 basis points. Due in part to our absolute orientation, the Fund outperformed the High Yield Index during the last half of

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	31

Diamond Hill Strategic Income Fund

2014 by 252 basis points, with the Fund down 0.45% compared to down 2.97% for the High Yield Index.

Energy has been the largest sector weighting in the High Yield Index at about 15% at the end of the 2014 second quarter declining to 13% by the end of the year. In contrast, the Fund’s energy weighting was less than 7% at mid-year increasing to just over 8.5% by year-end as we found some opportunities during the sell-off. Energy is now priced for markedly higher defaults over the next twelve months, while the rest of the High Yield Index is priced for 3% defaults. Market fundamentals remain strong, and we do not anticipate defaults at those levels. As a result, with the option adjusted spread back to 504 basis points, we are even more favorable on credit risk coming into 2015.

While the Fund’s 2014 total return of 2.38% was below our long run objectives, we are pleased to have generated a total return above inflation over a twelve-month period in which our yield-to-worst increased 194 basis points from 3.49% to 5.43%. Further, the Fund has achieved its longer term objectives over the prior five years, and we took many steps in the second half of the year to better position us to achieve those objectives over the next five years

John McClain, CFA will join me as Portfolio Manager of the Fund effective February 28, 2015. Since John joined Diamond Hill on June 30, 2014, he has been working closely with me and the entire Diamond Hill research and portfolio management teams and has made a significant contribution to the Fund.

Bill Zox, CFA Portfolio Manager

32	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	2.10%	5.55%	6.99%	5.43%	0.94%
Class C Shares	9/30/2002	1.37	4.75	6.18	4.64	1.69
Class I Shares	1/31/2005	2.38	5.80	7.29	5.78	0.69
Class Y Shares	12/30/2011	2.54	5.95	7.24	5.55	0.55
BENCHMARK
BofA Merrill Lynch U.S. Corporate & High Yield Index		6.43	5.95	7.07	5.96	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		3.76	4.33	4.69	5.12	—
PERFORMANCE AT POP INCLUDES SALES CHARGES**
Class A Shares	9/30/2002	-1.51	4.31	6.23	5.06	0.94
Class C Shares	9/30/2002	0.39	4.75	6.18	4.64	1.69

*	Reflects the expense ratio as reported in the Prospectus dated February 28, 2015.

**	The maximum sales charge for Class A shares on purchases and Class C shares on certain redemptions are 3.50% and 1.00% respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Strategic Income Fund Class I(A), BofA Merrill Lynch U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)	The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI). The BofA Merrill Lynch U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	33

Diamond Hill Small Cap Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 80.4%
Consumer Discretionary — 9.7%
Aaron’s, Inc.	471,635	$14,417,882
Callaway Golf Co.^	375,583	2,891,989
Carter’s, Inc.	96,830	8,454,227
Global Sources Ltd.*^	749,948	4,769,669
Hillenbrand, Inc.	372,900	12,865,050
Live Nation Entertainment, Inc.*	855,915	22,347,941
Steiner Leisure Ltd.*	729,752	33,721,840
Tenneco, Inc.*	386,305	21,868,726
Vail Resorts, Inc.	198,385	18,078,825
		139,416,149

Consumer Staples — 4.8%
B&G Foods, Inc.^	630,640	18,856,136
Energizer Holdings, Inc.	129,105	16,597,739
Flowers Foods, Inc.	1,090,759	20,931,665
Post Holdings, Inc.*^	294,100	12,319,849
		68,705,389

Energy — 6.5%
Carrizo Oil & Gas, Inc.*	250,821	10,434,154
Cimarex Energy Co.	284,130	30,117,779
Contango Oil & Gas Co.*	322,862	9,440,485
Denbury Resources, Inc. ^	638,515	5,191,127
Rosetta Resources, Inc.*^	909,285	20,286,148
Southwestern Energy Co.*	177,485	4,843,566
Whiting Petroleum Corp.*	402,150	13,270,950
		93,584,209

Financials — 28.6%
Alleghany Corp.*	36,757	17,036,870
American Equity Investment Life Holding Co.	613,520	17,908,649
Assured Guaranty Ltd.	379,152	9,854,160
Brown & Brown, Inc.	875,680	28,818,629
Endurance Specialty Holdings Ltd.	321,160	19,218,214
Enstar Group Ltd.*^	154,852	23,675,322
First Horizon National Corp.^	791,280	10,745,582
First Niagara Financial Group, Inc.	658,720	5,553,010
First of Long Island Corp., The^	256,468	7,275,997
Fortress Investment Group LLC, Class A	2,277,715	18,267,274
Greenlight Capital Re Ltd., Class A *^	531,000	17,337,150

	Shares	Fair Value

Financials — 28.6% continued
HCC Insurance Holdings, Inc.	750,230	$40,152,310
Infinity Property & Casualty Corp.	89,440	6,910,134
iStar Financial, Inc. REIT*^	2,854,750	38,967,337
Mid-America Apartment Communities, Inc. REIT	224,204	16,743,555
National Penn Bancshares, Inc.	856,140	9,010,874
Nationstar Mortgage Holdings, Inc.*^	199,105	5,612,770
Navigators Group, Inc.*^	550,828	40,397,727
Popular, Inc.*	1,045,703	35,606,187
Reinsurance Group of America	127,270	11,151,397
State Bank Financial Corp.	342,875	6,850,643
Sterling Bancorp	775,960	11,158,304
Winthrop Realty Trust REIT	884,650	13,791,694
		412,043,789

Health Care — 6.9%
Alere, Inc.*	861,565	32,739,470
Greatbatch, Inc.*	374,260	18,451,018
LifePoint Hospitals, Inc.*	75,750	5,447,183
Natus Medical, Inc.*	847,635	30,548,765
Universal American Financial Corp.*	1,326,486	12,309,790
		99,496,226

Industrials — 16.2%
AAR Corp.	396,792	11,022,882
Aircastle Ltd.^	1,097,365	23,450,690
Alaska Air Group, Inc.	238,560	14,256,346
Avis Budget Group, Inc.*	844,625	56,023,974
Brink’s Co., The	364,190	8,889,878
Corrections Corp. of America^	641,908	23,326,937
Hub Group, Inc., Class A*	667,070	25,402,026
Hyster-Yale Materials Handling, Inc.^	111,100	8,132,520
Kennametal, Inc.^	389,230	13,930,541
Toro Co., The	188,380	12,020,528
TriMas Corp. *	427,850	13,387,427
Trinity Industries, Inc.^	825,750	23,129,257
		232,973,006

34	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Small Cap Fund

Schedule of Investments (Continued)

December 31, 2014

Diamond Hill Small-Mid Cap Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 80.4% continued
Information Technology — 4.6%
Broadridge Financial Solutions, Inc.	534,710	$24,692,908
CSG Systems International, Inc.^	209,772	5,258,984
DST Systems, Inc.	366,090	34,467,373
Rovi Corp.*	85,985	1,942,401
		66,361,666

Utilities — 3.1%
Cleco Corp.	205,390	11,201,970
ITC Holdings Corp.	265,083	10,717,306
UGI Corp.	603,930	22,937,262
		44,856,538

Total Common Stocks		$1,157,436,972

Registered Investment Companies — 24.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	285,434,439	$285,434,439
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	69,360,828	69,360,828

Total Registered Investment Companies		$354,795,267

Total Investment Securities — 105.0%
(Cost $1,169,081,658)**		$1,512,232,239

Net Other Assets (Liabilities) — (5.0)%		(71,633,091)

Net Assets — 100.0%		$1,440,599,148

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $67,146,296.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 91.2%
Consumer Discretionary — 15.2%
Aaron’s, Inc.	410,740	$12,556,322
Gannett Co., Inc.	367,260	11,726,612
Goodyear Tire & Rubber Co., The	515,907	14,739,463
Jarden Corp.*	351,935	16,850,648
Staples, Inc.^	1,150,245	20,842,439
Steiner Leisure Ltd.*	320,858	14,826,848
Whirlpool Corp.	69,170	13,400,996
		104,943,328

Consumer Staples — 10.5%
B&G Foods, Inc.^	428,373	12,808,353
Coty, Inc.^	245,750	5,077,195
Energizer Holdings, Inc.	83,105	10,683,979
Flowers Foods, Inc.^	799,698	15,346,204
Molson Coors Brewing Co., Class B	221,330	16,493,512
Post Holdings, Inc.*^	299,947	12,564,780
		72,974,023

Energy — 6.6%
Cimarex Energy Co.	223,805	23,723,329
Contango Oil & Gas Co.*	85,104	2,488,441
Energen Corp.	62,708	3,998,262
Noble Energy, Inc.	100,130	4,749,166
Southwestern Energy Co.*	181,650	4,957,229
Whiting Petroleum Corp.*	183,930	6,069,690
		45,986,117

Financials — 28.6%
American Equity Investment Life Holding Co.	176,590	5,154,662
BOK Financial Corp.	92,230	5,537,489
Brown & Brown, Inc.	612,860	20,169,223
Endurance Specialty Holdings Ltd.	265,685	15,898,590
Enstar Group Ltd.*	23,180	3,543,990
First Horizon National Corp.^	945,830	12,844,371
First Republic Bank	240,955	12,558,575
Greenlight Capital Re Ltd., Class A*	173,704	5,671,436
HCC Insurance Holdings, Inc.	173,235	9,271,537
Infinity Property & Casualty Corp.	58,160	4,493,442
iStar Financial, Inc. REIT*^	895,200	12,219,480

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	35

Diamond Hill Small-Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2014

	Shares	Fair Value

Common Stocks — 91.2% continued
Financials — 28.6% continued
Mid-America Apartment Communities, Inc. REIT	109,090	$8,146,841
National Penn Bancshares, Inc.	572,575	6,026,352
Nationstar Mortgage Holdings, Inc.*^	201,855	5,690,292
Navigators Group, Inc.*	116,195	8,521,741
Popular, Inc.*	376,092	12,805,933
Reinsurance Group of America	63,225	5,539,775
Willis Group Holdings plc	810,810	36,332,397
XL Group plc	198,090	6,808,353
		197,234,479

Health Care — 10.7%
Boston Scientific Corp.*	1,573,200	20,844,900
CareFusion Corp.*	137,750	8,174,085
Catamaran Corp.*	257,405	13,320,709
LifePoint Hospitals, Inc.*	189,135	13,600,697
Orthofix International NV*	308,632	9,277,478
Universal American Financial Corp.*	928,935	8,620,517
		73,838,386

Industrials — 10.3%
Aircastle Ltd.	285,135	6,093,335
Brink’s Co., The	198,180	4,837,574
Corrections Corp. of America	269,906	9,808,384
Dover Corp.	201,558	14,455,739
Hub Group, Inc., Class A*	589,455	22,446,446
Kennametal, Inc.^	213,335	7,635,260
Knowles Corp.*^	49,536	1,166,573
Parker Hannifin Corp.	35,010	4,514,540
		70,957,851

Information Technology — 6.2%
Broadridge Financial
Solutions, Inc.	112,710	5,204,948
Juniper Networks, Inc.	846,885	18,902,473
Linear Technology Corp.	165,385	7,541,556
Vantiv, Inc., Class A*	339,225	11,506,512
		43,155,489

	Shares	Fair Value

Utilities — 3.1%
Cleco Corp.	40,780	$2,224,141
ITC Holdings Corp.	168,210	6,800,731
UGI Corp.	332,820	12,640,503
		21,665,375

Total Common Stocks		$630,755,048

Registered Investment Companies — 13.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	71,446,965	$71,446,965
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	22,736,122	22,736,122

Total Registered Investment Companies		$94,183,087

Total Investment Securities — 104.8%
(Cost $650,711,127)**		$724,938,135

Net Other Assets (Liabilities) — (4.8)%		(33,203,760)

Net Assets — 100.0%		$691,734,375

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $21,935,974.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

36	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 93.5%
Consumer Discretionary — 16.0%
Aaron’s, Inc.	9,459	$289,162
Dollar General Corp.*	2,368	167,418
Gannett Co., Inc.^	8,435	269,330
Goodyear Tire & Rubber Co., The	12,025	343,554
Jarden Corp.*^	8,148	390,126
Mattel, Inc.^	4,640	143,585
Staples, Inc.^	22,035	399,274
VF Corp.^	2,575	192,868
Whirlpool Corp.	2,116	409,953
		2,605,270

Consumer Staples — 12.1%
B&G Foods, Inc.^	9,885	295,562
Coty, Inc.^	7,450	153,917
Energizer Holdings, Inc.	1,910	245,550
Flowers Foods, Inc.^	19,266	369,714
Molson Coors Brewing Co., Class B^	5,077	378,338
Post Holdings, Inc.*^	6,445	269,981
Sysco Corp.	6,390	253,619
		1,966,681

Energy — 7.2%
Cimarex Energy Co.^	5,448	577,488
Energen Corp.^	1,275	81,294
Noble Energy, Inc.	5,646	267,790
Southwestern Energy Co.*^	4,053	110,606
Whiting Petroleum Corp.*^	4,284	141,372
		1,178,550

Financials — 29.4%
Alleghany Corp.*^	258	119,583
American Equity Investment Life Holding Co.	4,203	122,686
BOK Financial Corp.	2,090	125,484
Brown & Brown, Inc.^	14,105	464,195
Endurance Specialty Holdings Ltd.^	7,300	436,832
Enstar Group Ltd.*^	1,045	159,770
First Horizon National Corp.^	22,245	302,086
First Republic Bank^	5,665	295,260
HCC Insurance Holdings, Inc.	5,310	284,191
Mid-America Apartment Communities, Inc. REIT^	3,026	225,982
National Penn Bancshares, Inc.^	15,733	165,590
Nationstar Mortgage Holdings, Inc.*^	5,781	162,966

	Shares	Fair Value

Financials — 29.4% continued
Popular, Inc.*	8,691	$295,929
Progressive Corp.^	6,432	173,600
Reinsurance Group of America	1,329	116,447
SunTrust Banks, Inc.	6,432	269,501
Willis Group Holdings plc^	19,362	867,610
XL Group plc^	5,521	189,757
		4,777,469

Health Care — 9.6%
Boston Scientific Corp.*	51,853	687,052
CareFusion Corp.*	4,341	257,595
Catamaran Corp.*	5,805	300,409
LifePoint Hospitals, Inc.*^	4,375	314,606
		1,559,662

Industrials — 9.3%
Corrections Corp. of America^	7,777	282,616
Dover Corp.^	5,530	396,613
Hub Group, Inc., Class A*^	9,080	345,766
Kennametal, Inc.^	4,961	177,554
Parker Hannifin Corp.^	2,471	318,635
		1,521,184

Information Technology — 6.2%
Broadridge Financial Solutions, Inc.	2,875	132,768
Juniper Networks, Inc.^	19,816	442,293
Linear Technology Corp.^	3,905	178,068
Vantiv, Inc., Class A*^	7,670	260,166
		1,013,295

Materials — 0.7%
Eastman Chemical Co.	1,535	116,445

Utilities — 3.0%
Cleco Corp.	1,123	61,248
ITC Holdings Corp.	4,094	165,521
UGI Corp.^	7,109	270,000
		496,769

Total Common Stocks		$15,235,325

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	37

Diamond Hill Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2014

Diamond Hill Large Cap Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Registered Investment Companies — 35.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	1,077,493	$1,077,493
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	4,681,977	4,681,977

Total Registered Investment Companies		$5,759,470

Total Investment Securities — 128.8%
(Cost $20,098,034)**		$20,994,795

Net Other Assets (Liabilities) — (28.8)%		(4,691,345)

Net Assets — 100.0%		$16,303,450

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $4,526,893.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 98.8%
Consumer Discretionary — 15.2%
Comcast Corp., Class A	1,158,555	$67,207,775
Gannett Co., Inc.^	1,309,405	41,809,302
Goodyear Tire & Rubber Co., The	1,465,655	41,873,763
McDonald’s Corp.	285,264	26,729,237
TJX Cos., Inc., The	1,103,865	75,703,062
Twenty-First Century Fox, Inc.	1,432,935	52,860,972
VF Corp.	897,020	67,186,798
Walt Disney Co., The	707,200	66,611,168
Whirlpool Corp.	280,875	54,416,723
		494,398,800

Consumer Staples — 8.7%
Kimberly-Clark Corp.	624,380	72,140,865
Philip Morris International	604,275	49,218,199
Procter & Gamble Co., The	1,221,387	111,256,142
Sysco Corp.	1,234,034	48,978,809
		281,594,015

Energy — 8.7%
Cimarex Energy Co.	580,610	61,544,660
Devon Energy Corp.	1,579,442	96,677,645
EOG Resources, Inc.	800,846	73,733,891
Occidental Petroleum Corp.	610,805	49,236,991
		281,193,187

Financials — 27.3%
American International Group, Inc.	1,781,345	99,773,134
Capital One Financial Corp.	804,930	66,446,972
Citigroup, Inc.	1,844,835	99,824,022
Franklin Resources, Inc.	881,085	48,785,676
JPMorgan Chase & Co.	1,606,903	100,559,990
Marsh & McLennan Cos., Inc.	1,261,130	72,187,081
MetLife, Inc.	759,770	41,095,959
Morgan Stanley	2,626,490	101,907,812
PNC Financial Services Group, Inc.	810,535	73,945,108
Progressive Corp.	2,482,065	66,990,934
Prudential Financial, Inc.	913,529	82,637,833
Wells Fargo & Co.	577,765	31,673,077
		885,827,598

38	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

Schedule of Investments (Continued)

December 31, 2014

	Shares	Fair Value

Common Stocks — 98.8% continued
Health Care — 16.0%
Abbott Laboratories	2,353,027	$105,933,275
Baxter International, Inc.	581,277	42,601,791
Boston Scientific Corp.*	5,166,675	68,458,444
Express Scripts Holding Co.*	692,850	58,663,610
Medtronic, Inc.	1,315,627	94,988,269
Pfizer, Inc.	3,420,967	106,563,122
Stryker Corp.	435,405	41,071,754
		518,280,265

Industrials — 9.5%
3M Co.	133,427	21,924,725
Dover Corp.^	764,408	54,823,342
Illinois Tool Works, Inc.	585,769	55,472,324
Parker Hannifin Corp.^	511,899	66,009,376
United Technologies Corp.	971,192	111,687,080
		309,916,847

Information Technology — 11.4%
Apple Computer, Inc.	625,072	68,995,447
Cisco Systems, Inc.	2,069,263	57,556,551
International Business Machines Corp.	330,150	52,969,266
Juniper Networks, Inc.^	1,466,035	32,721,901
Linear Technology Corp.^	722,445	32,943,492
Microsoft Corp.	1,793,265	83,297,159
Vantiv, Inc., Class A*^	1,192,680	40,455,706
		368,939,522

Materials — 2.0%
Eastman Chemical Co.	437,120	33,159,923
Praxair, Inc.	253,782	32,879,996
		66,039,919

Total Common Stocks		$3,206,190,153

	Shares	Fair Value

Registered Investment Companies — 3.1%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	84,304,730	$84,304,730
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	17,810,416	17,810,416

Total Registered Investment Companies		$102,115,146

Total Investment Securities — 101.9%
(Cost $2,448,515,440)**		$3,308,305,299

Net Other Assets (Liabilities) — (1.9)%		(61,860,803)

Net Assets — 100.0%		$3,246,444,496

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $17,078,134.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	39

Diamond Hill Select Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 96.2%
Consumer Discretionary — 16.9%
Jarden Corp.*^	47,244	$2,262,043
TJX Cos., Inc., The	18,117	1,242,464
Twenty-First Century Fox, Inc.	77,218	2,848,572
VF Corp.^	17,108	1,281,389
Whirlpool Corp.^	14,727	2,853,209
		10,487,677

Consumer Staples — 4.9%
Philip Morris International^	16,552	1,348,160
Post Holdings, Inc.*^	39,841	1,668,940
		3,017,100

Energy — 3.8%
Cimarex Energy Co.	22,378	2,372,068

Financials — 28.8%
American International Group, Inc.	30,604	1,714,130
Brown & Brown, Inc.^	44,986	1,480,489
Citigroup, Inc.^	19,968	1,080,468
Endurance Specialty Holdings Ltd.^	33,768	2,020,677
Franklin Resources, Inc.^	30,157	1,669,793
iStar Financial, Inc. REIT*^	108,282	1,478,049
MetLife, Inc.	23,182	1,253,914
Navigators Group, Inc.*^	21,093	1,546,961
Popular, Inc.*	58,567	1,994,207
Willis Group Holdings plc^	78,893	3,535,195
		17,773,883

Health Care — 15.5%
Alere, Inc.*^	30,625	1,163,750
Boston Scientific Corp.*	194,599	2,578,437
Pfizer, Inc.	34,593	1,077,572
Teva Pharmaceutical Industries Ltd. SP ADR	32,416	1,864,244
Valeant Pharmaceuticals International, Inc.*	20,572	2,944,059
		9,628,062

Industrials — 10.1%
Hub Group, Inc., Class A*^	70,061	2,667,923
Parker Hannifin Corp.^	9,281	1,196,785
United Technologies Corp.	20,858	2,398,670
		6,263,378

	Shares	Fair Value

Information Technology — 16.2%
Apple Computer, Inc.	15,404	$1,700,294
Cisco Systems, Inc.^	72,030	2,003,514
International Business Machines Corp.	10,807	1,733,875
Juniper Networks, Inc.^	87,711	1,957,710
Microsoft Corp.	30,601	1,421,416
Vantiv, Inc., Class A*^	36,718	1,245,475
		10,062,284

Total Common Stocks		$59,604,452

Registered Investment Companies — 15.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	2,347,159	$2,347,159
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	7,141,045	7,141,045

Total Registered Investment Companies		$9,488,204

Total Investment Securities — 111.5%
(Cost $57,997,407)**		$69,092,656

Net Other Assets (Liabilities) — (11.5)%		(7,119,687)

Net Assets — 100.0%		$61,972,969

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $6,913,173.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

40	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 80.9%
Consumer Discretionary — 15.0%
Comcast Corp., Class A	1,082,305	$62,784,513
Gannett Co., Inc.^	1,749,060	55,847,486
Goodyear Tire & Rubber Co., The	2,308,085	65,941,988
Jarden Corp.*	1,384,920	66,309,970
TJX Cos., Inc., The	861,625	59,090,243
Twenty-First Century Fox, Inc.	1,775,665	65,504,282
VF Corp.	814,920	61,037,508
Walt Disney Co., The	810,326	76,324,606
Whirlpool Corp.	435,655	84,403,799
		597,244,395

Consumer Staples — 5.5%
Kimberly-Clark Corp.	659,090	76,151,259
Procter & Gamble Co., The	948,055	86,358,330
Sysco Corp.	1,400,672	55,592,671
		218,102,260

Energy — 7.9%
Cimarex Energy Co.	854,389	90,565,234
Devon Energy Corp.	1,438,133	88,028,121
EOG Resources, Inc.	1,015,867	93,530,875
Occidental Petroleum Corp.	528,608	42,611,091
		314,735,321

Financials — 25.5%
American International
Group, Inc.	2,033,820	113,914,258
Brown & Brown, Inc.^	1,920,515	63,204,149
Capital One Financial Corp.	852,500	70,373,875
Citigroup, Inc.	2,245,599	121,509,362
Franklin Resources, Inc.	1,525,035	84,441,188
JPMorgan Chase & Co.	1,018,505	63,738,043
MetLife, Inc.	1,160,580	62,775,772
Morgan Stanley	1,278,935	49,622,678
PNC Financial Services
Group, Inc.	571,530	52,140,682
Popular, Inc.*^	2,987,477	101,723,592
Progressive Corp.	1,405,305	37,929,182
Prudential Financial, Inc.	541,468	48,981,195
Wells Fargo & Co.	681,060	37,335,709
Willis Group Holdings plc	2,308,940	103,463,601
		1,011,153,286

	Shares	Fair Value

Health Care — 9.7%
Abbott Laboratories	2,235,115	$100,624,877
Alere, Inc.*	1,256,895	47,762,010
Baxter International, Inc.	505,971	37,082,615
Boston Scientific Corp.*	5,971,738	79,125,529
Medtronic, Inc.^	569,272	41,101,438
Pfizer, Inc.	2,611,005	81,332,806
		387,029,275

Industrials — 7.6%
3M Co.	38,178	6,273,409
Dover Corp.^	761,215	54,594,340
Illinois Tool Works, Inc.	640,225	60,629,308
Parker Hannifin Corp.	632,010	81,497,689
United Technologies Corp.	859,335	98,823,525
		301,818,271

Information Technology — 9.7%
Apple Computer, Inc.	636,246	70,228,833
Cisco Systems, Inc.	2,440,670	67,887,236
International Business
Machines Corp.	388,475	62,326,929
Juniper Networks, Inc.^	2,586,140	57,722,645
Microsoft Corp.	1,272,954	59,128,713
Vantiv, Inc., Class A*^	1,996,850	67,733,152
		385,027,508

Total Common Stocks		$3,215,110,316

Registered Investment Companies — 16.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	627,455,362	$627,455,362
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	30,570,119	30,570,119

Total Registered Investment Companies		$658,025,481

Total Investment Securities — 97.5%
Cost ($2,970,910,890)**		$3,873,135,797

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	41

Diamond Hill Long-Short Fund

Schedule of Investments (Continued)

December 31, 2014

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short

December 31, 2014

Shares	Fair Value

Segregated Cash With Custodian*** — 23.0%	$914,309,046

Securities Sold Short — (19.9)%
(Proceeds $597,251,941)	(789,836,393)

Net Other Assets (Liabilities) — (0.6)%	(25,493,349)

Net Assets — 100.0%	$3,972,115,101

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $29,554,942.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.
***	Segregated cash with the custodian represents collateral for securities sold short.

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 19.9%
Consumer Discretionary — 7.2%
Brunswick Corp.	1,748,085	$89,606,837
Gap, Inc., The	310,570	13,078,103
Grand Canyon Education, Inc.*	405,595	18,925,063
Life Time Fitness, Inc.*	611,689	34,633,832
Macy’s, Inc.	1,075,160	70,691,770
New York Times Co., The, Class A	1,214,465	16,055,227
Sonic Corp.	424,345	11,554,914
Tractor Supply Co.	378,238	29,812,719
		284,358,465

Consumer Staples — 1.7%
Campbell Soup Co.	361,820	15,920,080
Colgate-Palmolive Co.	502,860	34,792,883
Kellogg Co.	252,630	16,532,107
		67,245,070

Financials — 3.6%
Cincinnati Financial Corp.	660,930	34,256,002
First American Financial Corp.	1,175,220	39,839,958
Hanover Insurance Group, Inc.	544,860	38,859,415
Moody’s Corp.	114,325	10,953,478
RenaissanceRe Holdings Ltd.	184,310	17,918,618
		141,827,471

Health Care — 2.1%
Celgene Corp.*	196,195	21,946,373
Healthcare Services Group	418,510	12,944,514
Hospira, Inc.*	191,575	11,733,969
IDEXX Laboratories, Inc.*	104,550	15,501,629
Intuitive Surgical, Inc.*	37,680	19,930,459
		82,056,944

Industrials — 3.1%
Boeing Co., The	748,245	97,256,886
Kansas City Southern Industries, Inc.	240,095	29,298,793
		126,555,679

Information Technology — 1.2%
Advent Software, Inc.	1,072,830	32,871,511
LogMeIn, Inc.*	300,945	14,848,626
		47,720,137

42	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short (Continued)

December 31, 2014

Diamond Hill Research Opportunities Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 19.9% continued
Telecommunication Services — 1.0%
AT&T, Inc.	598,235	$20,094,713
Level 3 Communications, Inc.*	404,575	19,977,914
		40,072,627

Total Securities Sold Short — 19.9%
(Proceeds $597,251,941)		$789,836,393

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2014.

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 94.1%
Consumer Discretionary — 16.4%
Comcast Corp., Class A	10,735	$622,737
Dolphin Capital Investors Ltd. (GB)*	718,463	310,274
Gannett Co., Inc.^	12,390	395,613
Goodyear Tire & Rubber Co., The^	28,000	799,960
Groupon, Inc.*^	61,230	505,760
Hermes International (FR)	2	712
Jarden Corp.*	14,000	670,320
Liberty Global plc, Class A*	16,675	837,168
LVMH Moet Hennessy Louis Vuitton SA (FR)	2,300	364,281
Mattel, Inc.^	11,400	352,773
Steiner Leisure Ltd.*	15,531	717,688
TJX Cos., Inc., The	8,056	552,480
Twenty-First Century Fox, Inc.^	68,295	2,519,403
Vail Resorts, Inc.^	9,300	847,509
VF Corp.^	9,200	689,080
Whirlpool Corp.^	13,000	2,518,620
		12,704,378

Consumer Staples — 6.7%
B&G Foods, Inc.^	50,165	1,499,934
Coty, Inc.^	25,500	526,830
Philip Morris International	5,000	407,250
Post Holdings, Inc.*^	45,298	1,897,533
Tesco plc ADR	100,130	870,630
		5,202,177

Energy — 4.2%
Cimarex Energy Co.^	24,146	2,559,476
Southwestern Energy Co.*^	24,085	657,280
		3,216,756

Financials — 21.6%
American International Group, Inc.	18,910	1,059,149
Ashmore Group plc (GB)^	121,505	526,128
Brown & Brown, Inc.^	37,850	1,245,644
Endurance Specialty Holdings Ltd.^	13,930	833,572
Fortress Investment Group
LLC, Class A	246,286	1,975,213
Franklin Resources, Inc.^	13,945	772,135
iStar Financial, Inc. REIT*^	110,000	1,501,500
MetLife, Inc.	11,505	622,305
Nationstar Mortgage Holdings, Inc.*^	25,000	704,750

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	43

Diamond Hill Research Opportunities Fund

Schedule of Investments (Continued)

December 31, 2014

	Shares	Fair Value

Common Stocks — 94.1% continued
Financials — 21.6% continued
Navigators Group, Inc.*	22,115	$1,621,914
Popular, Inc.*	62,955	2,143,618
Scor SA (FR)	9,985	302,513
Willis Group Holdings plc^	71,090	3,185,543
Winthrop Realty Trust REIT^	13,500	210,465
		16,704,449

Health Care — 15.6%
Actavis plc*^	2,900	746,490
Alere, Inc.*^	40,127	1,524,826
Boston Scientific Corp.*^	119,999	1,589,986
Catamaran Corp.*	21,225	1,098,394
Express Scripts Holding Co.*^	20,200	1,710,333
GlaxoSmithKline plc ADR^	14,902	636,911
LifePoint Hospitals, Inc.*^	11,290	811,864
Orthofix International NV*^	18,032	542,042
Stryker Corp.^	6,530	615,975
Teva Pharmaceutical Industries Ltd. SP ADR	8,600	494,586
Universal American Financial Corp.*	78,560	729,037
Valeant Pharmaceuticals International, Inc.*	11,150	1,595,677
		12,096,121

Industrials — 11.9%
Aircastle Ltd.^	75,000	1,602,750
Hub Group, Inc., Class A*^	103,845	3,954,419
Kennametal, Inc.^	27,200	973,488
Parker Hannifin Corp.^	10,575	1,363,646
United Technologies Corp.	11,400	1,311,000
		9,205,303

Information Technology — 17.7%
Apple Computer, Inc.	4,400	485,672
Cisco Systems, Inc.^	48,789	1,357,066
International Business Machines Corp.^	24,157	3,875,749
Juniper Networks, Inc.^	153,490	3,425,896
Linear Technology Corp.^	19,083	870,185
Microsoft Corp.	72,355	3,360,890
Rovi Corp.*^	13,605	307,337
		13,682,795

Total Common Stocks		$72,811,979

	Shares	Fair Value

Registered Investment Companies — 31.6%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	2,573,912	$2,573,912
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	21,897,592	21,897,592

Total Registered Investment Companies		$24,471,504

Total Investment Securities — 125.7%
Cost ($86,562,719)**		$97,283,483

Segregated Cash With Custodian*** — 15.0%		11,593,521

Securities Sold Short — (13.0)%
(Proceeds $8,799,623)		(10,031,515)

Net Other Assets (Liabilities) — (27.7)%		(21,459,157)

Net Assets — 100.0%		$77,386,332

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $21,186,745.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.
***	Segregated cash with the custodian represents collateral for securities sold short.

GB – British Security

FR – French Security

REIT – Real Estate Investment Trust

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements

44	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

Schedule of Investments Sold Short

December 31, 2014

Diamond Hill Financial Long-Short Fund

Schedule of Investments

December 31, 2014

	Shares	Fair Value

Common Stocks — 13.0%
Consumer Discretionary — 2.4%
Brunswick Corp.	900	$46,134
Gap, Inc., The	3,865	162,755
Grand Canyon Education, Inc.*	4,238	197,745
Life Time Fitness, Inc.*	5,391	305,238
Macy’s, Inc.	10,256	674,332
Sonic Corp.	15,000	408,450
		1,794,654

Financials — 4.4%
Cincinnati Financial Corp.	9,895	512,858
First American Financial Corp.	31,770	1,077,003
Hanover Insurance Group, Inc.	18,135	1,293,388
RenaissanceRe Holdings Ltd.	5,225	507,975
		3,391,224

Health Care — 1.8%
Celgene Corp.*	3,596	402,249
Healthcare Services Group	4,500	139,185
Hospira, Inc.*	4,250	260,313
IDEXX Laboratories, Inc.*	3,090	458,154
Intuitive Surgical, Inc.*	350	185,129
		1,445,030

Industrials — 1.1%
Boeing Co., The	3,900	506,922
Kansas City Southern Industries, Inc.	2,600	317,278
		824,200

Information Technology — 3.3%
Advent Software, Inc.	25,004	766,123
LogMeIn, Inc.*	36,690	1,810,284
		2,576,407

Total Securities Sold Short — 13.0%
(Proceeds $8,799,623)		$10,031,515

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2014.

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 87.9%
Banks — 35.4%
Bank of Marin Bancorp^	7,395	$388,903
BOK Financial Corp.	8,315	499,233
Bridge Bancorp, Inc.^	6,510	174,143
Capital City Bank Group, Inc.^	14,045	218,259
Citigroup, Inc.^	34,060	1,842,987
First Horizon National Corp.^	47,575	646,069
First of Long Island Corp., The^	20,008	567,627
First Republic Bank^	8,010	417,481
JPMorgan Chase & Co.	15,435	965,922
National Penn Bancshares, Inc.^	35,690	375,637
PNC Financial Services Group, Inc.^	7,999	729,749
Popular, Inc.*	57,260	1,949,700
State Bank Financial Corp.^	20,905	417,682
Sterling Bancorp	17,268	248,314
SunTrust Banks, Inc.^	12,882	539,756
Wells Fargo & Co.^	8,571	469,862
		10,451,324

Capital Markets — 11.7%
Fortress Investment Group LLC, Class A	185,670	1,489,073
Franklin Resources, Inc.^	22,210	1,229,768
Morgan Stanley^	19,035	738,558
		3,457,399

Financial Services — 4.2%
Capital One Financial Corp.	8,920	736,345
Nationstar Mortgage Holdings, Inc.*^	17,340	488,815
		1,225,160

Insurance — 28.9%
American International Group, Inc.	32,240	1,805,763
Brown & Brown, Inc.^	29,615	974,630
Endurance Specialty Holdings Ltd.^	10,085	603,486
Enstar Group Ltd.*^	2,850	435,737
HCC Insurance Holdings, Inc.	2,730	146,110
Infinity Property & Casualty Corp.	2,205	170,358
MetLife, Inc.	17,640	954,148
Navigators Group, Inc.*	10,355	759,436
Progressive Corp.^	12,790	345,202
Prudential Financial, Inc.^	7,900	714,634
Willis Group Holdings plc^	36,910	1,653,937
		8,563,441

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	45

Diamond Hill Financial Long-Short Fund

Schedule of Investments (Continued)

December 31, 2014

Diamond Hill Financial Long-Short Fund

Schedule of Investments Sold Short

December 31, 2014

	Shares	Fair Value

Common Stocks — 87.9% continued
Other — 3.0%
Vantiv, Inc., Class A*^	26,455	$897,354

REITs & Real Estate Management — 4.7%
iStar Financial, Inc. REIT*^	102,428	1,398,142

Total Common Stocks		$25,992,820

Registered Investment Companies — 39.5%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	3,181,993	$3,181,993
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	8,517,762	8,517,762

Total Registered Investment Companies		$11,699,755

Total Investment Securities — 127.4%
(Cost $31,947,729)**		$37,692,575

Segregated Cash With Custodian*** — 9.3%		2,748,169

Securities Sold Short — (8.0)%
(Proceeds $2,034,775)		(2,363,411)

Net Other Assets (Liabilities) — (28.7)%		(8,490,995)

Net Assets — 100.0%		$29,586,338

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $8,234,881.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.
**	Represents cost for financial reporting purposes.
***	Segregated cash with the custodian represents collateral for securities sold short.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

	Shares	Fair Value

Common Stocks — 8.0%
Financial Services — 0.8%
Moody’s Corp.	2,415	$231,381

Insurance — 7.2%
Cincinnati Financial Corp.	10,285	533,072
First American Financial Corp.	19,905	674,779
Hanover Insurance Group, Inc.	9,155	652,935
RenaissanceRe Holdings Ltd.	2,790	271,244
		2,132,030

Total Securities Sold Short — 8.0%
(Proceeds $2,034,775)		$2,363,411

Percentages disclosed are based on total net assets of the Fund at December 31, 2014.

See accompanying Notes to Financial Statements

46	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

Schedule of Investments

December 31, 2014

	Shares/ Par Value	Fair Value

Collateralized Debt Obligations — 0.4%
Alesco Preferred Funding Ltd., Class PPNE, 3/23/35#*	$336,608	$105,641
Alesco Preferred Funding VI, Class PNN, 3/23/35#*	621,631	204,672
Fort Sheridan ABS CDO Ltd., Class PPN2, 11/5/41#*	611,948	239,455
Taberna Preferred Funding Ltd., Class PPN2, 7/5/35#*	1,175,564	386,573

Total Collateralized Debt Obligations		$936,341

Corporate Bonds — 95.3%
Consumer Discretionary — 24.0%
Academy Ltd., 9.25%, 8/1/19^††	$1,875,000	1,968,750
Avis Budget Car/Finance, 4.88%, 11/15/17^	5,304,000	5,463,120
Bankrate, Inc., 6.13%, 8/15/18^††	2,450,000	2,278,500
CCM Merger, Inc., 9.13%, 5/1/19††	3,608,000	3,788,400
Goodyear Tire & Rubber Co., The, 8.25%, 8/15/20^	2,900,000	3,074,000
Goodyear Tire & Rubber Co., The, 8.75%, 8/15/20^	1,657,000	1,917,978
Jarden Corp., 6.13%, 11/15/22^	1,614,000	1,686,630
Laureate Education, Inc., 9.25%, 9/1/19^††	2,000,000	2,060,000
Live Nation Entertainment, 7.00%, 9/1/20††	5,254,000	5,542,970
McGraw-Hill Global Education Holdings LLC, 9.75%, 4/1/21	900,000	994,500
MHGE Parent LLC/Finance, 8.50%, 8/1/19^††	6,000,000	5,850,000
Radio One, Inc., 9.25%, 2/15/20^††	3,000,000	2,610,000
Rivers Pittsburgh Borrower LP/Finance, 9.50%, 6/15/19††	4,239,000	4,493,340

	Shares/ Par Value	Fair Value

Consumer Discretionary — 24.0% continued
Summit Materials LLC/Finance, 10.50%, 1/31/20	$3,468,000	$3,849,480
Tenneco, Inc., 6.88%, 12/15/20	4,186,000	4,426,695
Townsquare Radio LLC, Inc., 9.00%, 4/1/19††	400,000	426,000
Vail Resorts, Inc., 6.50%, 5/1/19	2,023,000	2,093,805
		52,524,168

Consumer Staples — 2.3%
Post Holdings, Inc., 7.38%, 2/15/22^	5,095,000	5,095,000

Energy — 8.8%
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20^	3,730,000	3,580,800
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18^	4,150,000	4,150,000
Cimarex Energy Co., 5.88%, 5/1/22^	2,025,000	2,106,000
Diamondback Energy, Inc., 7.63%, 10/1/21	4,796,000	4,682,095
Laredo Petroleum, Inc., 9.50%, 2/15/19	2,310,000	2,298,450
McDermott International, Inc., 8.00%, 5/1/21^††	3,514,000	2,459,800
		19,277,145

Financials — 18.7%
CNA Financial Corp., 6.50%, 8/15/16^	2,165,000	2,342,314
First Horizon National Corp., 5.38%, 12/15/15	3,000,000	3,106,356
First Tennessee Bank NA, 5.05%, 1/15/15	1,150,000	1,151,479
iStar Financial, Inc., 4.88%, 7/1/18^	4,725,000	4,642,312
iStar Financial, Inc., Series B, 9.00%, 6/1/17	3,605,000	3,938,463
MGIC Investment Corp., 5.38%, 11/1/15	2,105,000	2,162,888
Nationstar Mortgage/Capital Corp., 6.50%, 8/1/18^	6,540,000	6,229,350
Popular, Inc., 7.00%, 7/1/19^	6,500,000	6,499,999

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	47

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2014

	Shares/ Par Value	Fair Value

Corporate Bonds — 95.3% continued
Financials — 18.7% continued
Radian Group, Inc., 9.00%, 6/15/17	$4,840,000	$5,469,200
Synovus Financial Corp., 7.88%, 2/15/19^	1,775,000	1,974,688
Synovus Financial Corp., 5.13%, 6/15/17^	3,350,000	3,400,249
		40,917,298

Health Care — 10.2%
Alere, Inc., 6.50%, 6/15/20	4,390,000	4,411,950
Biomet, Inc., 6.50%, 10/1/20^	5,792,000	6,110,560
HealthSouth Corp., 7.75%, 9/15/22^	2,472,000	2,620,320
Kindred Escrow Corp. II, 8.75%, 1/15/23^	4,800,000	5,166,000
Valeant Pharmaceuticals International, 6.38%, 10/15/20††	4,000,000	4,180,000
		22,488,830

Industrials — 11.0%
American Airlines, Inc., Class B, Series 2013-1, 5.63%, 1/15/21††	2,826,762	2,883,297
BlueLine Rental LLC, 7.00%, 2/1/19††	3,840,000	3,936,000
United Airlines, Inc., Class B, Series 2013-1B, 5.38%, 2/15/23	4,000,000	4,030,000
United Airlines, Inc., Class A, Series 2007-1, 6.64%, 7/2/22	3,858,869	4,167,579
United Rentals North America, 7.38%, 5/15/20^	6,733,000	7,271,640
US Airways Group, Inc., 6.13%, 6/1/18^	1,920,000	2,001,600
		24,290,116

Information Technology — 5.4%
Activision Blizzard, Inc., 5.63%, 9/15/21^††	2,000,000	2,100,000
Epicor Software Corp., 8.63%, 5/1/19^	2,285,000	2,399,250
Lawson Software, Inc., 9.38%, 4/1/19	2,665,000	2,851,550
Lawson Software, Inc., 11.50%, 7/15/18^	2,260,000	2,463,400

	Shares/ Par Value	Fair Value

Information Technology — 5.4% continued
Zayo Group LLC/Capital, 8.13%, 1/1/20^	$1,914,000	$2,028,840
		11,843,040

Materials — 6.5%
Cemex Finance LLC, 9.38%, 10/12/22††	4,625,000	5,156,875
Mobile Mini, Inc., 7.88%, 12/1/20	2,105,000	2,189,200
Owens-Illinois, Inc., 7.80%, 5/15/18^	6,321,000	7,047,915
		14,393,990

Telecommunication Services — 6.5%
Cincinnati Bell, Inc., 8.38%, 10/15/20	2,220,000	2,331,000
Cogent Communications Finance, Inc., 5.63%, 4/15/21††	4,750,000	4,655,000
Level 3 Financing, Inc., 8.13%, 7/1/19	6,957,000	7,391,811
		14,377,811

Utilities — 1.9%
Source Gas LLC, 5.90%, 4/1/17††	4,000,000	4,288,744

Total Corporate Bonds		$209,496,142

Registered Investment Companies — 17.5%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.07%S	5,579,764	$5,579,764
State Street Navigator Securities Lending Prime Portfolio, 0.18%†S	32,929,263	32,929,263

Total Registered Investment Companies		$38,509,027

Total Investment Securities 113.2%
(Cost $253,245,940)**		$248,941,510

Net Other Assets (Liabilities) — (13.2)%		(29,002,842)

Net Assets — 100.0%		$219,938,668

48	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2014

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
††	Restricted securities not registered under the Securities Act of 1933 and deemed liquid based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Academy Ltd.	September-14	$2,001,563	$1,968,750	0.9%
Activision Blizzard, Inc.	August-14	2,100,000	2,100,000	1.0%
American Airlines, Inc., Class B, Series 2013-1	October-14	2,890,364	2,883,297	1.3%
Bankrate, Inc.	September-14	2,419,438	2,278,500	1.0%
BlueLine Rental LLC	July-14	4,036,850	3,936,000	1.8%
CCM Merger, Inc.	September-14	3,827,509	3,788,400	1.7%
Cemex Finance LLC	September-14	5,199,375	5,156,875	2.3%
Cogent Communications Finance, Inc.	April-14	4,763,750	4,655,000	2.1%
Laureate Education, Inc.	August-14	2,065,000	2,060,000	0.9%
Live Nation Entertainment	February-14	5,760,946	5,542,970	2.5%
McDermott International, Inc.	July-14	3,541,114	2,459,800	1.1%
MHGE Parent LLC/Finance	July-14	5,914,999	5,850,000	2.7%
Radio One, Inc.	July-14	3,257,500	2,610,000	1.2%
Rivers Pittsburgh Borrower LP/Finance	November-14	4,546,327	4,493,340	2.1%
Source Gas LLC	March-10	3,840,000	4,288,744	2.0%
Townsquare Radio LLC, Inc.	December-14	430,500	426,000	0.2%
Valeant Pharmaceuticals International	April-14	4,340,000	4,180,000	1.9%

		$60,935,235	$58,677,676	26.7%

#	Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by the Fair Value Committee based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding Ltd., Series 6A, Class PPNE	March-05	$336,608	$105,641	0.0%
Alesco Preferred Funding VI, Class PNN	December-04	621,631	204,672	0.1%
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2	March-05	509,448	239,455	0.1%
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2	March-05	1,035,359	386,573	0.2%

		$2,503,046	$936,341	0.4%

^	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2014 was $31,605,984.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2014.
S	Rate represents the daily yield on December 31, 2014.

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	49

Diamond Hill Funds

Tabular Presentation of Schedules of Investments December 31, 2014

Diamond Hill Small Cap Fund
Small Cap Fund Sector Allocation	% of Net Assets
Financials	28.6%
Industrials	16.2%
Consumer Discretionary	9.7%
Health Care	6.9%
Energy	6.5%
Consumer Staples	4.8%
Information Technology	4.6%
Utilities	3.1%
Cash and Cash Equivalents	24.6%
Other
Net Other Assets (Liabilities)	-5.0%

100%

Russell 2000 Index Sector Allocation	% of Index
Financials	24.3%
Industrials	14.3%
Consumer Discretionary	13.6%
Health Care	14.9%
Energy	2.8%
Consumer Staples	3.3%
Information Technology	17.3%
Utilities	3.7%
Materials	4.8%
Telecom	0.9%
Other	0.1%

100%

Diamond Hill Small-Mid Cap Fund
Small-Mid Cap Fund Sector Allocation	% of Net Assets
Financials	28.6%
Consumer Discretionary	15.2%
Health Care	10.7%
Consumer Staples	10.5%
Industrials	10.3%
Energy	6.6%
Information Technology	6.2%
Utilities	3.1%
Cash and Cash Equivalents	13.6%
Other
Net Other Assets (Liabilities)	-4.8%

100%

Russell 2500 Index Sector Allocation	% of Index
Financials	23.7%
Consumer Discretionary	14.9%
Health Care	12.6%
Consumer Staples	2.9%
Industrials	15.6%
Energy	3.2%
Information Technology	14.7%
Utilities	4.9%
Materials	6.7%
Telecom	0.8%

100%

50	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued) December 31, 2014

Diamond Hill Mid Cap Fund
Mid Cap Fund Sector Allocation	% of Net Assets
Financials	29.4%
Consumer Discretionary	16.0%
Consumer Staples	12.1%
Health Care	9.6%
Industrials	9.3%
Energy	7.2%
Information Technology	6.2%
Utilities	3.0%
Materials	0.7%
Cash and Cash Equivalents	35.3%
Other
Net Other Assets (Liabilities)	-28.8%

100%

Russell Midcap Index Sector Allocation	% of Index
Financials	20.7%
Consumer Discretionary	17.4%
Consumer Staples	5.8%
Heath Care	11.6%
Industrials	12.7%
Energy	3.9%
Information Technology	14.3%
Utilities	6.6%
Materials	5.9%
Telecom	1.1%

100%

Diamond Hill Large Cap Fund
Large Cap Fund Sector Allocation	% of Net Assets
Financials	27.3%
Health Care	16.0%
Consumer Discretionary	15.2%
Information Technology	11.4%
Industrials	9.5%
Consumer Staples	8.7%
Energy	8.7%
Materials	2.0%
Cash and Cash Equivalents	3.1%
Other
Net Other Assets (Liabilities)	-1.9%

100%

Russell 1000 Index Sector Allocation	% of Index
Financials	17.4%
Health Care	13.9%
Consumer Discretionary	13.3%
Information Technology	18.9%
Industrials	11.2%
Consumer Staples	8.3%
Energy	7.7%
Materials	3.6%
Utilities	3.4%
Telecom	2.3%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	51

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued) December 31, 2014

Diamond Hill Select Fund
Select Fund Sector Allocation	% of Net Assets
Financials	28.8%
Consumer Discretionary	16.9%
Information Technology	16.2%
Health Care	15.5%
Industrials	10.1%
Consumer Staples	4.9%
Energy	3.8%
Cash and Cash Equivalents	15.3%
Net Other Assets (Liabilities)	-11.5%

100%

Russell 3000 Index Sector Allocation	% of Index
Financials	17.9%
Consumer Discretionary	13.3%
Information Technology	18.9%
Health Care	14.0%
Industrials	11.4.%
Consumer Staples	8.0%
Energy	7.3%
Materials	3.7%
Utilities	3.4%
Telecom	2.1%

100%

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	25.5%
Consumer Discretionary	15.0%
Health Care	9.7%
Information Technology	9.7%
Energy	7.9%
Industrials	7.6%
Consumer Staples	5.5%
Cash and Cash Equivalents	16.6%

Short Portfolio Sector Allocation	% of Net Assets
Telecommunication Services	-1.0%
Information Technology	-1.2%
Consumer Staples	-1.7%
Health Care	-2.1%
Industrials	-3.1%
Financials	-3.6%
Consumer Discretionary	-7.2%
Other
Segregated Cash With Brokers	23.0%
Net Other Assets (Liabilities)	-0.6%

100%

Russell 1000 Index Sector Allocation	% of Index
Financials	17.4%
Consumer Discretionary	13.3%
Health Care	13.9%
Information Technology	18.9%
Energy	7.7%
Industrials	11.2%
Consumer Staples 8.3%	8.3%
Telecom	2.3%
Materials	3.6%
Utilities	3.4%

100%

52	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Tabular Presentation of Schedules of Investments (Continued) December 31, 2014

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	21.6%
Information Technology	17.7%
Consumer Discretionary	16.4%
Health Care	15.6%
Industrials	11.9%
Consumer Staples	6.7%
Energy	4.2%
Cash and Cash Equivalents	31.6%

Short Portfolio Sector Allocation	% of Net Assets
Industrials	-1.1%
Health Care	-1.8%
Consumer Discretionary	-2.4%
Information Technology	-3.3%
Financials	-4.4%
Other
Segregated Cash With Brokers	15.0%
Net Other Assets (Liabilities)	-27.7%

100%

Russell 3000 Index Sector Allocation	% of Index
Financials	17.9%
Information Technology	18.9%
Consumer Discretionary	13.3%
Health Care	14.0%
Industrials	11.4.%
Consumer Staples	8.0%
Energy	7.3%
Materials	3.7%
Utilities	3.4%
Telecom	2.1%

100%

Diamond Hill Financial Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Banks	35.4%
Insurance	28.9%
Capital Markets	11.7%
REITs & Real Estate Management	4.7%
Financial Services	4.2%
Other	3.0%
Cash and Cash Equivalents	39.5%

Short Portfolio Sector Allocation	% of Net Assets
Financial Services	-0.8%
Insurance	-7.2%
Other
Segregated Cash With Brokers	9.3%
Net Other Assets (Liabilities)	-28.7%

100%

S&P Composite 1500 Financials Index Sector Allocation	% of Index
Banks	34.7%
Insurance	16.9%
Capital Markets	12.9%
REITs & Real Estate Management	18.8%
Financial Services	11.7%
Consumer Financial Services	5.0%

100%

Diamond Hill Strategic Income Fund
Strategic Income Fund Sector Allocation	% of Net Assets
Consumer Discretionary	24.0%
Financials	18.7%
Industrials	11.0%
Health Care	10.2%
Energy	8.8%
Materials	6.5%
Telecommunication Services	6.5%
Information Technology	5.4%
Consumer Staples	2.3%
Utilities	1.9%
Other	0.4%
Cash and Cash Equivalents	17.5%
Net Other Assets (Liabilities)	-13.2%

100%

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	53

Diamond Hill Funds

Statements of Assets & Liabilities

December 31, 2014

	Small Cap Fund	Small-Mid Cap Fund
Assets
Total investment securities, at cost	$1,169,081,658	$650,711,127
Investment securities, at fair value — including $67,146,296, $21,935,974, $4,526,893, $17,078,134, $6,913,173, $29,554,942, $21,186,745, $8,234,881 and $31,605,984 of securities loaned	$1,512,232,239	$724,938,135
Cash	—	29,691
Foreign currency	—	—
Cash deposits with custodian for securities sold short	—	—
Receivable for fund shares issued	2,279,801	15,906,301
Receivable for dividends and interest	3,259,172	941,978
Receivable for investments sold	—	1,638,140
Prepaid expenses and other assets	—	—
Total Assets	1,517,771,212	743,454,245

Liabilities
Securities sold short, at fair value (proceeds $—, $—, $—, $—, $—, $597,251,941, $8,799,623, $2,034,775 and $—)	—	—
Payable for securities purchased	—	27,760,114
Payable for expenses and fees on securities sold short	—	—
Payable for fund shares redeemed	6,389,772	663,101
Payable for return of collateral received	69,361,116	22,736,122
Payable to Investment Adviser	968,355	414,557
Payable to Administrator	288,336	103,734
Accrued distribution and service fees	164,485	42,242
Total Liabilities	77,172,064	51,719,870

Net Assets	$1,440,599,148	$691,734,375

Components of Net Assets
Paid-in capital	$1,098,049,313	$616,481,496
Accumulated net investment income (loss)	(3,855,916)	(889,291)
Accumulated net realized gains (losses) from investment transactions	3,255,170	1,915,162
Net unrealized appreciation (depreciation) on investments	343,150,581	74,227,008
Net Assets	$1,440,599,148	$691,734,375

Net Assets
Class A Shares	$571,941,430	$100,819,635
Class C Shares	$51,793,871	$25,275,963
Class I Shares	$659,198,922	$264,823,707
Class Y Shares	$157,664,925	$300,815,070

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	17,536,969	5,501,272
Class C Shares	1,772,239	1,468,775
Class I Shares	19,948,885	14,336,386
Class Y Shares	4,770,640	16,271,839

Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$32.61	$18.33
Class C Shares(A)	$29.23	$17.21
Class I Shares	$33.04	$18.47
Class Y Shares	$33.05	$18.49

Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$34.33	$19.29

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

54	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Mid Cap Fund	Large Cap Fund	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund

$20,098,034	$2,448,515,440	$57,997,407	$2,970,910,890	$86,562,719	$31,947,729	$253,245,940

$20,994,795	$3,308,305,299	$69,092,656	$3,873,135,797	$97,283,483	$37,692,575	$248,941,510
873	—	—	—	—	—	—
—	—	—	—	545	—	—
—	—	—	914,309,046	11,593,521	2,748,169	—
—	2,157,377	77,466	9,789,404	432,417	36,726	176,523
26,112	4,751,499	75,136	5,116,692	110,790	31,321	4,068,840
41,253	—	—	—	—	—	—
—	—	—	—	328	71	—
21,063,033	3,315,214,175	69,245,258	4,802,350,939	109,421,084	40,508,862	253,186,873

—	—	—	789,836,393	10,031,515	2,363,411	—
66,201	—	—	—	709	—	—
—	—	—	930,863	12,677	4,782	—
236	48,603,143	62,842	4,805,000	11,369	1,095	150,099
4,681,977	17,812,411	7,141,083	30,570,119	21,897,592	8,517,762	32,929,385
8,740	1,454,250	43,944	2,979,038	64,532	24,804	95,242
1,975	616,152	14,708	825,279	13,881	6,201	46,257
454	283,723	9,712	289,146	2,477	4,469	27,222
4,759,583	68,769,679	7,272,289	830,235,838	32,034,752	10,922,524	33,248,205

$16,303,450	$3,246,444,496	$61,972,969	$3,972,115,101	$77,386,332	$29,586,338	$219,938,668

$15,469,409	$2,349,707,064	$50,213,267	$3,382,751,480	$67,314,324	$33,398,770	$235,065,857
—	—	341,863	—	(387,819)	(72,197)	651,679
(62,720)	36,947,573	322,590	(120,276,834)	971,578	(9,156,445)	(11,474,438)
896,761	859,789,859	11,095,249	709,640,455	9,488,249	5,416,210	(4,304,430)
$16,303,450	$3,246,444,496	$61,972,969	$3,972,115,101	$77,386,332	$29,586,338	$219,938,668

$2,119,874	$1,182,155,100	$12,963,389	$703,571,545	$9,491,881	$12,042,610	$31,281,764
$21,584	$83,781,211	$8,264,708	$170,278,148	$668,103	$2,233,394	$24,087,954
$2,743,352	$1,606,796,998	$31,999,314	$2,817,670,513	$49,919,575	$15,310,334	$148,737,487
$11,418,640	$373,711,187	$8,745,558	$280,594,895	$17,306,773	$—	$15,831,463

198,134	52,045,494	1,000,372	29,473,398	421,521	614,110	2,859,120
2,021	3,848,416	659,239	7,747,630	30,373	122,313	2,205,891
255,971	70,378,892	2,470,527	116,351,190	2,208,244	782,151	13,629,958
1,064,264	16,364,991	674,971	11,569,305	764,535	—	1,451,223

$10.70	$22.71	$12.96	$23.87	$22.52	$19.61	$10.94
$10.68	$21.77	$12.54	$21.98	$22.00	$18.26	$10.92
$10.72	$22.83	$12.95	$24.22	$22.61	$19.57	$10.91
$10.73	$22.84	$12.96	$24.25	$22.64	$—	$10.91

5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	3.50%

$11.26	$23.91	$13.64	$25.13	$23.71	$20.64	$11.34

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	55

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2014

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Investment Income
Dividends	$12,669,637	$6,626,085	$198,077	$57,918,698
Securities lending income	649,996	351,273	8,627	86,844
Total Investment Income	13,319,633	6,977,358	206,704	58,005,542

Expenses
Investment advisory fees	10,863,859	3,628,578	81,901	15,944,968
Administration fees	3,180,285	946,621	15,752	6,756,700
Distribution fees — Class A	1,455,230	217,855	2,461	2,602,519
Distribution and service fees — Class C	488,594	219,919	198	696,622
Other fees	18,406	5,644	147	38,159
Total Expenses	16,006,374	5,018,617	100,459	26,038,968

Net Investment Income (Loss)	(2,686,741)	1,958,741	106,245	31,966,574

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	72,678,332	21,328,991	(62,720)	125,582,411
Net change in unrealized appreciation (depreciation) on investments	(7,550,813)	10,996,880	896,761	142,741,561
Net Realized and Unrealized Gains (Losses) on Investments	65,127,519	32,325,871	834,041	268,323,972

Change in Net Assets from Operations	$62,440,778	$34,284,612	$940,286	$300,290,546

See accompanying Notes to Financial Statements.

56	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2014

	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Investment Income
Dividends	$1,115,628	$51,888,602	$1,016,949	$415,839	$6,943
Interest	—	—	—	—	11,925,095
Securities lending income	12,954	80,274	51,935	31,640	47,828
Foreign taxes withheld	—	—	(24,244)	—	—
Total Investment Income	1,128,582	51,968,876	1,044,640	447,479	11,979,866

Expenses
Investment advisory fees	500,892	31,405,199	724,223	275,768	1,076,954
Administration fees	166,465	8,380,597	155,831	68,942	517,134
Distribution fees — Class A	29,216	1,928,124	21,713	31,482	99,054
Distribution and service fees — Class C	72,821	1,486,966	5,652	22,957	259,547
Other fees	1,059	45,195	1,320	469	3,494
Expenses and fees on securities sold short	—	14,907,488	171,109	65,048	—
Total Expenses	770,453	58,153,569	1,079,848	464,666	1,956,183

Net Investment Income (Loss)	358,129	(6,184,693)	(35,208)	(17,187)	10,023,683

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	13,569,740	228,188,910	5,537,934	2,334,465	2,971,392
Net realized gains (losses) on closed short positions	—	(23,364,376)	(208,743)	(512,591)	—
Net realized gains (losses) on foreign currency transactions	—	—	(3,118)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,538,997)	42,862,088	(235,699)	318,785	(8,718,179)
Net Realized and Unrealized Gains (Losses) on Investments	8,030,743	247,686,622	5,090,374	2,140,659	(5,746,787)

Change in Net Assets from Operations	$8,388,872	$241,501,929	$5,055,166	$2,123,472	$4,276,896

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	57

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2014	For the year ended December 31, 2013
From Operations
Net investment income (loss)	$(2,686,741)	$879,674	$1,958,741	$1,062,307
Net realized gains (losses) on security sales	72,678,332	95,774,634	21,328,991	20,192,524
Net change in unrealized appreciation (depreciation) on investments	(7,550,813)	234,355,040	10,996,880	47,504,291
Change in Net Assets from Operations	62,440,778	331,009,348	34,284,612	68,759,122

Distributions to Shareholders
From net investment income:
Class A	—	(533,519)	(97,842)	(115,412)
Class I	(1,087,598)	(1,791,199)	(861,350)	(478,883)
Class Y	(465,795)	(444,562)	(1,324,401)	(441,840)
From net realized gains on investments
Class A	(26,760,113)	(34,347,875)	(3,421,995)	(2,423,480)
Class C	(2,606,415)	(3,002,406)	(894,081)	(817,146)
Class I	(29,780,665)	(32,082,848)	(8,318,543)	(5,974,114)
Class Y	(7,193,312)	(5,666,701)	(9,418,635)	(4,110,398)
Change in Net Assets from Distributions to Shareholders	(67,893,898)	(77,869,110)	(24,336,847)	(14,361,273)
Change in net assets from capital transactions	176,539,958	234,171,643	346,044,639	168,113,682

Total Change in Net Assets	171,086,838	487,311,881	355,992,404	222,511,531

Net Assets:
Beginning of period	1,269,512,310	782,200,429	335,741,971	113,230,440
End of period	$1,440,599,148	$1,269,512,310	$691,734,375	$335,741,971
Accumulated Net Investment Income (Loss)	$(3,855,916)	$(361,185)	$(889,291)	$47,250

See accompanying Notes to Financial Statements.

58	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013	For the year Ended December 31, 2014	For the year Ended December 31, 2013
Capital Transactions:
Class A
Proceeds from shares sold	$163,951,547	$165,177,369	$71,580,018	$38,242,590
Reinvested distributions	23,997,393	30,242,858	3,383,422	2,421,734
Payments for shares redeemed	(186,573,027)	(138,668,826)	(37,038,128)	(7,936,194)
Change in Net Assets from Class A Share Transactions	1,375,913	56,751,401	37,925,312	32,728,130
Class C
Proceeds from shares sold	10,082,105	9,707,889	7,165,730	7,652,948
Reinvested distributions	2,388,761	2,629,701	739,233	662,650
Payments for shares redeemed	(6,363,572)	(4,847,800)	(2,352,304)	(1,866,100)
Change in Net Assets from Class C Share Transactions	6,107,294	7,489,790	5,552,659	6,449,498
Class I
Proceeds from shares sold	263,463,371	225,280,544	136,631,482	83,551,819
Reinvested distributions	26,397,666	28,099,503	8,527,522	6,179,065
Payments for shares redeemed	(177,960,023)	(101,483,831)	(34,258,641)	(18,344,466)
Change in Net Assets from Class I Share Transactions	111,901,014	151,896,216	110,900,363	71,386,418
Class Y
Proceeds from shares sold	82,950,293	33,561,017	219,529,521	64,314,644
Reinvested distributions	6,213,790	3,773,497	9,863,029	3,290,464
Payments for shares redeemed	(32,008,346)	(19,300,278)	(37,726,245)	(10,055,472)
Change in Net Assets from Class Y Share Transactions	57,155,737	18,034,236	191,666,305	57,549,636
Change in net assets from capital transactions:	$176,539,958	$234,171,643	$346,044,639	$168,113,682
Share Transactions:
Class A
Issued	4,876,928	5,415,775	3,892,262	2,330,744
Reinvested	755,348	945,435	188,753	140,712
Redeemed	(5,553,515)	(4,550,379)	(2,051,184)	(493,468)
Change in shares outstanding	78,761	1,810,831	2,029,831	1,977,988
Class C
Issued	332,880	345,369	419,573	488,475
Reinvested	83,875	90,648	43,976	40,754
Redeemed	(209,462)	(175,434)	(136,691)	(118,701)
Change in shares outstanding	207,293	260,583	326,858	410,528
Class I
Issued	7,744,583	7,187,816	7,414,344	5,033,134
Reinvested	817,909	866,046	470,118	355,716
Redeemed	(5,257,355)	(3,248,208)	(1,883,825)	(1,105,337)
Change in shares outstanding	3,305,137	4,805,654	6,000,637	4,283,513
Class Y
Issued	2,461,689	1,042,811	11,832,417	4,004,439
Reinvested	192,089	116,151	542,196	189,056
Redeemed	(936,054)	(623,502)	(2,036,793)	(602,726)
Change in shares outstanding	1,717,724	535,460	10,337,820	3,590,769
Change in shares	5,308,915	7,412,528	18,695,146	10,262,798

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	59

Diamond Hill Funds

Statements of Changes in Net Assets

	Mid Cap Fund	Large Cap Fund
	For the year Ended December 31, 2014(A)	For the year Ended December 31, 2014	For the year Ended December 31, 2013
From Operations
Net investment income (loss)	$106,245	$31,966,574	$23,081,746
Net realized gains (losses) on security sales	(62,720)	125,582,411	138,434,603
Net change in unrealized appreciation (depreciation) on investments	896,761	142,741,561	483,885,254
Change in Net Assets from Operations	940,286	300,290,546	645,401,603
Distributions to Shareholders
From net investment income:
Class A	(11,479)	(9,908,459)	(6,747,239)
Class C	—	(256,868)	(139,928)
Class I	(18,216)	(16,863,005)	(12,890,969)
Class Y	(77,180)	(4,953,319)	(3,306,084)
From net realized gains on investments
Class A	—	(32,207,367)	(33,542,957)
Class C	—	(2,991,271)	(2,081,765)
Class I	—	(55,020,203)	(48,662,043)
Class Y	—	(14,152,581)	(11,860,159)
Change in Net Assets from Distributions to Shareholders	(106,875)	(136,353,073)	(119,231,144)
Change in net assets from capital transactions	15,470,039	552,427,211	338,093,297

Total Change in Net Assets	16,303,450	716,364,684	864,263,756

Net Assets:
Beginning of period	—	2,530,079,812	1,665,816,056
End of period	$16,303,450	$3,246,444,496	$2,530,079,812
Accumulated Net Investment Income (Loss)	$—	$—	$3,375,180

(A)	Inception date of the Fund is December 31, 2013. The Fund commenced public offering and investment operations on January 2, 2014.

See accompanying Notes to Financial Statements.

60	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Mid Cap Fund	Large Cap Fund
	For the year Ended December 31, 2014(A)	For the year Ended December 31, 2014	For the year Ended December 31, 2013
Capital Transactions:
Class A
Proceeds from shares sold	$2,230,864	$675,618,011	$248,239,786
Reinvested distributions	11,479	41,200,721	38,836,172
Payments for shares redeemed	(76,052)	(476,582,111)	(215,590,426)
Change in Net Assets from Class A Share Transactions	2,166,291	240,236,621	71,485,532
Class C
Proceeds from shares sold	110,000	32,282,101	14,413,166
Reinvested distributions	—	3,020,461	1,983,502
Payments for shares redeemed	—	(8,349,968)	(6,639,393)
Change in Net Assets from Class C Share Transactions	110,000	26,952,594	9,757,275
Class I
Proceeds from shares sold	2,839,158	561,769,061	460,966,189
Reinvested distributions	18,216	65,076,964	56,849,085
Payments for shares redeemed	(54,192)	(395,308,230)	(265,423,375)
Change in Net Assets from Class I Share Transactions	2,803,182	231,537,795	252,391,899
Class Y
Proceeds from shares sold	10,386,365	185,192,312	94,306,770
Reinvested distributions	4,703	18,359,189	14,585,063
Payments for shares redeemed	(502)	(149,851,300)	(104,433,242)
Change in Net Assets from Class Y Share Transactions	10,390,566	53,700,201	4,458,591
Change in net assets from capital transactions:	$15,470,039	$552,427,211	$338,093,297
Share Transactions:
Class A
Issued	204,372	30,236,017	12,461,646
Reinvested	1,064	1,832,879	1,856,512
Redeemed	(7,302)	(20,922,183)	(10,745,402)
Change in shares outstanding	198,134	11,146,713	3,572,756
Class C
Issued	2,021	1,523,376	742,624
Reinvested	—	141,460	99,272
Redeemed	—	(391,306)	(350,984)
Change in shares outstanding	2,021	1,273,530	490,912
Class I
Issued	259,503	25,069,556	22,942,850
Reinvested	1,685	2,876,815	2,697,837
Redeemed	(5,217)	(17,585,207)	(13,258,578)
Change in shares outstanding	255,971	10,361,164	12,382,109
Class Y
Issued	1,063,879	8,197,893	4,870,973
Reinvested	434	810,343	691,318
Redeemed	(49)	(6,653,800)	(5,050,304)
Change in shares outstanding	1,064,264	2,354,436	511,987
Change in shares	1,520,390	25,135,843	16,957,764

(A)	Inception date of the Fund is December 31, 2013. The Fund commenced public offering and investment operations on January 2, 2014.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	61

Diamond Hill Funds

Statements of Changes in Net Assets

	Select Fund		Long-Short Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013	For the year Ended December 31, 2014	For the year Ended December 31, 2013
From Operations
Net investment income (loss)	$358,129	$349,042	$(6,184,693)	$(2,747,916)
Net realized gains (losses) on security sales	13,569,740	12,311,674	228,188,910	203,510,573
Net realized gains (losses) on closed short positions	—	—	(23,364,376)	(42,885,934)
Net change in unrealized appreciation (depreciation) on investments	(5,538,997)	9,446,142	42,862,088	386,363,411
Change in Net Assets from Operations	8,388,872	22,106,858	241,501,929	544,240,134

Distributions to Shareholders
From net investment income:
Class A	(54,815)	(58,077)	—	(1,895,312)
Class C	—	(12,751)	—	—
Class I	(165,932)	(420,708)	—	(7,019,064)
Class Y	(67,401)	(67,107)	—	(713,266)
From net realized gains on investments
Class A	(1,293,630)	(1,126,599)	—	—
Class C	(839,134)	(717,235)	—	—
Class I	(4,414,099)	(5,839,372)	—	—
Class Y	(848,338)	(823,726)	—	—
Change in Net Assets from Distributions to Shareholders	(7,683,349)	(9,065,575)	—	(9,627,642)
Change in net assets from capital transactions	(6,490,816)	(3,982,244)	714,224,685	206,628,459

Total Change in Net Assets	(5,785,293)	9,059,039	955,726,614	741,240,951

Net Assets:
Beginning of period	67,758,262	58,699,223	3,016,388,487	2,275,147,536
End of period	$61,972,969	$67,758,262	$3,972,115,101	$3,016,388,487
Accumulated Net Investment Income (Loss)	$341,863	$271,882	$—	$—

See accompanying Notes to Financial Statements.

62	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Select Fund		Long-Short Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013	For the year Ended December 31, 2014	For the year Ended December 31, 2013
Capital Transactions:
Class A
Proceeds from shares sold	$6,574,390	$5,520,970	$353,604,286	$423,707,255
Reinvested distributions	1,281,926	1,053,131	—	1,400,669
Payments for shares redeemed	(3,756,810)	(7,262,672)	(564,143,804)	(236,227,305)
Change in Net Assets from Class A Share Transactions	4,099,506	(688,571)	(210,539,518)	188,880,619
Class C
Proceeds from shares sold	3,272,404	1,604,721	47,160,963	21,761,845
Reinvested distributions	608,129	511,932	—	—
Payments for shares redeemed	(1,093,371)	(560,024)	(16,655,534)	(17,232,284)
Change in Net Assets from Class C Share Transactions	2,787,162	1,556,629	30,505,429	4,529,561
Class I
Proceeds from shares sold	15,319,351	14,747,954	1,621,991,232	826,268,492
Reinvested distributions	4,428,229	6,137,359	—	3,004,906
Payments for shares redeemed	(35,336,851)	(25,003,837)	(822,198,936)	(882,010,369)
Change in Net Assets from Class I Share Transactions	(15,589,271)	(4,118,524)	799,792,296	(52,736,971)
Class Y
Proceeds from shares sold	2,232,687	986,885	187,543,106	107,214,613
Reinvested distributions	885,602	849,213	—	536,170
Payments for shares redeemed	(906,502)	(2,567,876)	(93,076,628)	(41,795,533)
Change in Net Assets from Class Y Share Transactions	2,211,787	(731,778)	94,466,478	65,955,250
Change in net assets from capital transactions:	$(6,490,816)	$(3,982,244)	$714,224,685	$206,628,459
Share Transactions:
Class A
Issued	494,796	420,223	15,427,099	20,427,417
Reinvested	100,982	83,536	—	63,009
Redeemed	(280,407)	(563,124)	(24,506,686)	(11,342,338)
Change in shares outstanding	315,371	(59,365)	(9,079,587)	9,148,088
Class C
Issued	254,945	122,894	2,214,584	1,122,301
Reinvested	49,765	41,871	—	—
Redeemed	(82,338)	(46,966)	(782,083)	(915,518)
Change in shares outstanding	222,372	117,799	1,432,501	206,783
Class I
Issued	1,156,717	1,232,972	69,336,502	39,656,689
Reinvested	348,626	486,641	—	133,613
Redeemed	(2,641,236)	(2,127,353)	(35,523,578)	(41,967,509)
Change in shares outstanding	(1,135,893)	(407,740)	33,812,924	(2,177,207)
Class Y
Issued	168,726	82,490	8,060,507	4,902,596
Reinvested	69,549	67,243	—	23,840
Redeemed	(66,413)	(201,479)	(3,987,297)	(1,975,140)
Change in shares outstanding	171,862	(51,746)	4,073,210	2,951,296
Change in shares	(426,288)	(401,052)	30,239,048	10,128,960

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	63

Diamond Hill Funds

Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013	For the year Ended December 31, 2014	For the year Ended December 31, 2013
From Operations
Net investment income (loss)	$(35,208)	$(71,707)	$(17,187)	$(67,827)
Net realized gains (losses) on security sales	5,537,934	5,898,271	2,334,465	2,622,718
Net realized gains (losses) on closed short positions	(208,743)	(247,513)	(512,591)	(124,201)
Net realized gains (losses) on foreign currency transactions	(3,118)	(12)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(235,699)	7,153,341	318,785	3,423,470
Change in Net Assets from Operations	5,055,166	12,732,380	2,123,472	5,854,160

Distributions to Shareholders
From net investment income:
Class A	(4,864)	—	—	—
Class I	(136,937)	(15,692)	(42,765)	—
Class Y	(71,226)	(19,853)	—	—
From net realized gains on investments
Class A	(689,050)	(378,678)	—	—
Class C	(48,069)	(30,078)	—	—
Class I	(3,632,483)	(2,519,666)	—	—
Class Y	(1,365,593)	(952,360)	—	—
Change in Net Assets from Distributions to Shareholders	(5,948,222)	(3,916,327)	(42,765)	—
Change in net assets from capital transactions	12,463,191	28,182,596	(4,120,905)	13,159,707

Total Change in Net Assets	11,570,135	36,998,649	(2,040,198)	19,013,867

Net Assets:
Beginning of period	65,816,197	28,817,548	31,626,536	12,612,669
End of period	$77,386,332	$65,816,197	$29,586,338	$31,626,536
Accumulated Net Investment Income (Loss)	$(387,819)	$(28,842)	$(72,197)	$(27,019)

See accompanying Notes to Financial Statements.

64	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013	For the year Ended December 31, 2014	For the year Ended December 31, 2013
Capital Transactions:
Class A
Proceeds from shares sold	$3,466,741	$5,961,001	$1,773,833	$10,490,996
Reinvested distributions	684,086	375,385	—	—
Payments for shares redeemed	(1,379,684)	(1,119,135)	(8,439,654)	(3,967,741)
Change in Net Assets from Class A Share Transactions	2,771,143	5,217,251	(6,665,821)	6,523,255
Class C
Proceeds from shares sold	161,017	304,069	456,348	1,904,919
Reinvested distributions	32,165	19,039	—	—
Payments for shares redeemed	(7,706)	(21,266)	(1,317,301)	(180,733)
Change in Net Assets from Class C Share Transactions	185,476	301,842	(860,953)	1,724,186
Class I
Proceeds from shares sold	14,210,006	21,221,626	7,450,674	9,827,355
Reinvested distributions	3,642,863	2,425,927	23,483	—
Payments for shares redeemed	(10,449,087)	(1,938,550)	(4,068,288)	(4,915,089)
Change in Net Assets from Class I Share Transactions	7,403,782	21,709,003	3,405,869	4,912,266
Class Y
Proceeds from shares sold	2,058,515	971,712	—	—
Reinvested distributions	318,230	127,533	—	—
Payments for shares redeemed	(273,955)	(144,745)	—	—
Change in Net Assets from Class Y Share Transactions	2,102,790	954,500	—	—
Change in net assets from capital transactions:	$12,463,191	$28,182,596	$(4,120,905)	$13,159,707
Share Transactions:
Class A
Issued	149,736	271,231	97,321	629,506
Reinvested	31,061	16,924	—	—
Redeemed	(58,821)	(49,664)	(468,090)	(238,627)
Change in shares outstanding	121,976	238,491	(370,769)	390,879
Class C
Issued	7,249	13,931	26,346	120,474
Reinvested	1,496	871	—	—
Redeemed	(341)	(950)	(77,974)	(12,077)
Change in shares outstanding	8,404	13,852	(51,628)	108,397
Class I
Issued	612,297	985,371	406,009	598,221
Reinvested	164,311	108,978	1,192	—
Redeemed	(447,242)	(85,942)	(222,771)	(298,665)
Change in shares outstanding	329,366	1,008,407	184,430	299,556
Class Y
Issued	87,218	45,740	—	—
Reinvested	14,310	5,716	—	—
Redeemed	(11,912)	(6,810)	—	—
Change in shares outstanding	89,616	44,646	—	—
Change in shares	549,362	1,305,396	(237,967)	798,832

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	65

Diamond Hill Funds

Statements of Changes in Net Assets

	Strategic Income Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013
From Operations
Net investment income (loss)	$10,023,683	$9,044,832
Net realized gains (losses) on security sales	2,971,392	2,476,137
Net change in unrealized appreciation (depreciation) on investments	(8,718,179)	(2,572,800)
Change in Net Assets from Operations	4,276,896	8,948,169

Distributions to Shareholders
From net investment income:
Class A	(1,703,833)	(2,028,579)
Class C	(940,177)	(1,115,927)
Class I	(6,306,750)	(5,535,511)
Class Y	(684,523)	(213,357)
Change in Net Assets from Distributions to Shareholders	(9,635,283)	(8,893,374)
Change in net assets from capital transactions	38,433,025	8,381,314

Total Change in Net Assets	33,074,638	8,436,109

Net Assets:
Beginning of period	186,864,030	178,427,921
End of period	$219,938,668	$186,864,030
Accumulated Net Investment Income (Loss)	$651,679	$263,278

See accompanying Notes to Financial Statements.

66	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

Statements of Changes in Net Assets

	Strategic Income Fund
	For the year Ended December 31, 2014	For the year Ended December 31, 2013
Capital Transactions:
Class A
Proceeds from shares sold	$15,957,484	$12,464,286
Reinvested distributions	1,343,253	1,545,137
Payments for shares redeemed	(25,111,482)	(18,588,448)
Change in Net Assets from Class A Share Transactions	(7,810,745)	(4,579,025)
Class C
Proceeds from shares sold	3,210,666	4,441,821
Reinvested distributions	483,336	589,609
Payments for shares redeemed	(5,155,055)	(6,689,744)
Change in Net Assets from Class C Share Transactions	(1,461,053)	(1,658,314)
Class I
Proceeds from shares sold	62,622,412	27,028,588
Reinvested distributions	5,276,429	4,243,707
Payments for shares redeemed	(32,499,589)	(18,070,663)
Change in Net Assets from Class I Share Transactions	35,399,252	13,201,632
Class Y
Proceeds from shares sold	12,129,992	4,100,685
Reinvested distributions	684,414	202,958
Payments for shares redeemed	(508,835)	(2,886,622)
Change in Net Assets from Class Y Share Transactions	12,305,571	1,417,021
Change in net assets from capital transactions:	$38,433,025	$8,381,314
Share Transactions:
Class A
Issued	1,423,260	1,114,827
Reinvested	120,274	138,609
Redeemed	(2,242,148)	(1,663,010)
Change in shares outstanding	(698,614)	(409,574)
Class C
Issued	288,054	397,803
Reinvested	43,407	52,965
Redeemed	(464,281)	(600,972)
Change in shares outstanding	(132,820)	(150,204)
Class I
Issued	5,624,478	2,425,873
Reinvested	474,994	381,497
Redeemed	(2,950,922)	(1,619,623)
Change in shares outstanding	3,148,550	1,187,747
Class Y
Issued	1,084,325	366,054
Reinvested	61,601	18,272
Redeemed	(46,568)	(257,975)
Change in shares outstanding	1,099,358	126,351
Change in shares	3,416,474	754,320

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	67

Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$32.72	(0.11	)(C)	1.57	1.46
For the year ended December 31, 2013	$24.95	—	(C)(D)	9.86	9.86
For the year ended December 31, 2012	$23.04	0.07	(C)	2.88	2.95
For the year ended December 31, 2011	$25.80	(0.08)		(1.80)	(1.88)
For the year ended December 31, 2010	$21.31	(0.05)		4.95	4.90

Class C
For the year ended December 31, 2014	$29.70	(0.33	)(C)	1.43	1.10
For the year ended December 31, 2013	$22.94	(0.21	)(C)	9.03	8.82
For the year ended December 31, 2012	$21.34	(0.10	)(C)	2.65	2.55
For the year ended December 31, 2011	$24.14	(0.25)		(1.67)	(1.92)
For the year ended December 31, 2010	$20.12	(0.16)		4.59	4.43

Class I
For the year ended December 31, 2014	$33.10	(0.02	)(C)	1.59	1.57
For the year ended December 31, 2013	$25.21	0.07	(C)	9.98	10.05
For the year ended December 31, 2012	$23.27	0.14	(C)	2.90	3.04
For the year ended December 31, 2011	$26.01	(0.01)		(1.82)	(1.83)
For the year ended December 31, 2010	$21.41	—	(D)	5.01	5.01

Class Y(E)
For the year ended December 31, 2014	$33.09	0.03	(C)	1.60	1.63
For the year ended December 31, 2013	$25.20	0.12	(C)	9.97	10.09
For the year ended December 31, 2012	$23.27	0.20	(C)	2.88	3.08

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

68	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

—	(1.57)	(1.57)	$32.61	4.60%	$571,941	1.30%	(0.34)%	16%
(0.03)	(2.06)	(2.09)	$32.72	39.70%	$571,167	1.31%	(0.01)%	43%
(0.09)	(0.95)	(1.04)	$24.95	12.88%	$390,371	1.31%	0.30%	13%
—	(0.88)	(0.88)	$23.04	(7.17)%	$431,313	1.33%	(0.32)%	28%
—	(0.41)	(0.41)	$25.80	22.99%	$501,237	1.37%	(0.24)%	35%

—	(1.57)	(1.57)	$29.23	3.86%	$51,794	2.05%	(1.07)%	16%
—	(2.06)	(2.06)	$29.70	38.64%	$46,476	2.06%	(0.76)%	43%
—	(0.95)	(0.95)	$22.94	12.04%	$29,917	2.06%	(0.45)%	13%
—	(0.88)	(0.88)	$21.34	(7.83)%	$31,664	2.08%	(1.07)%	28%
—	(0.41)	(0.41)	$24.14	22.01%	$35,093	2.12%	(0.96)%	35%

(0.06)	(1.57)	(1.63)	$33.04	4.86%	$659,199	1.05%	(0.06)%	16%
(0.10)	(2.06)	(2.16)	$33.10	40.08%	$550,844	1.06%	0.22%	43%
(0.15)	(0.95)	(1.10)	$25.21	13.17%	$298,473	1.06%	0.56%	13%
(0.03)	(0.88)	(0.91)	$23.27	(6.91)%	$314,149	1.04%	(0.03)%	28%
—	(0.41)	(0.41)	$26.01	23.39%	$312,295	1.00%	0.20%	35%

(0.10)	(1.57)	(1.67)	$33.05	5.06%	$157,665	0.90%	0.10%	16%
(0.14)	(2.06)	(2.20)	$33.09	40.25%	$101,026	0.91%	0.40%	43%
(0.20)	(0.95)	(1.15)	$25.20	13.34%	$63,439	0.91%	0.82%	13%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	69

Small-Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$17.73	0.03	(C)	1.23	1.26
For the year ended December 31, 2013	$13.13	0.04	(C)	5.35	5.39
For the year ended December 31, 2012	$11.71	0.02	(C)	1.78	1.80
For the year ended December 31, 2011	$12.56	—	(D)	(0.53)	(0.53)
For the year ended December 31, 2010	$10.22	(0.04)		2.38	2.34

Class C
For the year ended December 31, 2014	$16.80	(0.10	)(C)	1.15	1.05
For the year ended December 31, 2013	$12.54	(0.07	)(C)	5.09	5.02
For the year ended December 31, 2012	$11.28	(0.07	)(C)	1.71	1.64
For the year ended December 31, 2011	$12.21	(0.06)		(0.55)	(0.61)
For the year ended December 31, 2010	$10.00	(0.05)		2.26	2.21

Class I
For the year ended December 31, 2014	$17.87	0.08	(C)	1.22	1.30
For the year ended December 31, 2013	$13.21	0.09	(C)	5.38	5.47
For the year ended December 31, 2012	$11.78	0.05	(C)	1.80	1.85
For the year ended December 31, 2011	$12.61	0.04		(0.54)	(0.50)
For the year ended December 31, 2010	$10.23	0.02		2.37	2.39

Class Y(F)
For the year ended December 31, 2014	$17.87	0.11	(C)	1.23	1.34
For the year ended December 31, 2013	$13.20	0.12	(C)	5.38	5.50
For the year ended December 31, 2012	$11.78	0.09	(C)	1.77	1.86

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

70	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.02)	(0.64)	(0.66)	$18.33	7.17%	$100,820	1.25%	0.18%	27%
(0.03)	(0.76)	(0.79)	$17.73	41.25%	$61,563	1.26%	0.27%	35%
—	(D)	(0.38)	(0.38)	$13.13	15.43%	$19,607	1.26%	0.15%	26%
—	(0.32)	(0.32)	$11.71	(4.19)%	$17,461	1.28%	—	%(E)	48%
—	—	(D)	—	(D)	$12.56	23.03%	$17,216	1.32%	(0.17)%	35%

—	(0.64)	(0.64)	$17.21	6.33%	$25,276	2.00%	(0.59)%	27%
—	(0.76)	(0.76)	$16.80	40.21%	$19,184	2.01%	(0.45)%	35%
—	(0.38)	(0.38)	$12.54	14.57%	$9,169	2.01%	(0.59)%	26%
—	(0.32)	(0.32)	$11.28	(4.89)%	$8,110	2.02%	(0.74)%	48%
—	—	(D)	—	(D)	$12.21	22.14%	$7,417	2.07%	(0.90)%	35%

(0.06)	(0.64)	(0.70)	$18.47	7.36%	$264,824	1.00%	0.42%	27%
(0.05)	(0.76)	(0.81)	$17.87	41.64%	$148,927	1.01%	0.54%	35%
(0.04)	(0.38)	(0.42)	$13.21	15.74%	$53,514	1.01%	0.42%	26%
(0.01)	(0.32)	(0.33)	$11.78	(3.86)%	$43,485	0.99%	0.29%	48%
(0.01)	—	(D)	(0.01)	$12.61	23.43%	$44,711	0.95%	0.22%	35%

(0.08)	(0.64)	(0.72)	$18.49	7.60%	$300,815	0.85%	0.62%	27%
(0.07)	(0.76)	(0.83)	$17.87	41.88%	$106,068	0.86%	0.73%	35%
(0.06)	(0.38)	(0.44)	$13.20	15.84%	$30,940	0.86%	0.68%	26%

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	71

Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund(C)	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$10.00	0.06	(D)	0.70	0.76

Class C
For the year ended December 31, 2014	$10.00	(0.03	)(D)	0.71	0.68

Class I
For the year ended December 31, 2014	$10.00	0.09	(D)	0.70	0.79

Class Y
For the year ended December 31, 2014	$10.00	0.09	(D)	0.71	0.80

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

72	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.06)	—	(0.06)	$10.70	7.57%	$2,120	1.15%	0.59%	28%

—	—	—	$10.68	6.80%	$22	1.90%	(0.25)%	28%

(0.07)	—	(0.07)	$10.72	7.91%	$2,743	0.90%	0.87%	28%

(0.07)	—	(0.07)	$10.73	8.02%	$11,419	0.75%	0.87%	28%

(C)	Inception date of the Fund is December 31, 2013. The Fund commenced public offering and investment operations on January 2, 2014.

(D)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	73

Large Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$21.49	0.21	(C)	2.01	2.22
For the year ended December 31, 2013	$16.54	0.18	(C)	5.79	5.97
For the year ended December 31, 2012	$14.96	0.22	(C)	1.62	1.84
For the year ended December 31, 2011	$14.78	0.18	(C)	0.17	0.35
For the year ended December 31, 2010	$13.62	0.10		1.17	1.27

Class C
For the year ended December 31, 2014	$20.68	0.04	(C)	1.93	1.97
For the year ended December 31, 2013	$15.98	0.03	(C)	5.58	5.61
For the year ended December 31, 2012	$14.46	0.10	(C)	1.56	1.66
For the year ended December 31, 2011	$14.29	0.06		0.16	0.22
For the year ended December 31, 2010	$13.18	0.02		1.09	1.11

Class I
For the year ended December 31, 2014	$21.58	0.27	(C)	2.03	2.30
For the year ended December 31, 2013	$16.61	0.24	(C)	5.80	6.04
For the year ended December 31, 2012	$15.01	0.26	(C)	1.63	1.89
For the year ended December 31, 2011	$14.82	0.22		0.17	0.39
For the year ended December 31, 2010	$13.65	0.13		1.20	1.33

Class Y(E)
For the year ended December 31, 2014	$21.59	0.31	(C)	2.02	2.33
For the year ended December 31, 2013	$16.60	0.26	(C)	5.83	6.09
For the year ended December 31, 2012	$15.01	0.30	(C)	1.62	1.92

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

74	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.19)	(0.81)	(1.00)	$22.71	10.42%	$1,182,155	1.05%	0.94%	24%
(0.16)	(0.86)	(1.02)	$21.49	36.33%	$878,903	1.06%	0.92%	21%
(0.21)	(0.05)	(0.26)	$16.54	12.29%	$617,407	1.06%	1.37%	28%
(0.17)	—	(0.17)	$14.96	2.35%	$593,124	1.12%	1.19%	16%
(0.11)	—	(0.11)	$14.78	9.29%	$459,659	1.18%	0.90%	16%

(0.07)	(0.81)	(0.88)	$21.77	9.60%	$83,781	1.80%	0.19%	24%
(0.05)	(0.86)	(0.91)	$20.68	35.33%	$53,241	1.81%	0.18%	21%
(0.09)	(0.05)	(0.14)	$15.98	11.49%	$33,305	1.81%	0.62%	28%
(0.05)	—	(0.05)	$14.46	1.55%	$30,465	1.87%	0.45%	16%
—	(D)	—	—	(D)	$14.29	8.45%	$29,274	1.93%	0.15%	16%

(0.24)	(0.81)	(1.05)	$22.83	10.74%	$1,606,797	0.80%	1.20%	24%
(0.21)	(0.86)	(1.07)	$21.58	36.60%	$1,295,477	0.81%	1.18%	21%
(0.24)	(0.05)	(0.29)	$16.61	12.62%	$791,031	0.81%	1.62%	28%
(0.20)	—	(0.20)	$15.01	2.60%	$684,156	0.83%	1.49%	16%
(0.16)	—	(0.16)	$14.82	9.72%	$623,147	0.81%	1.29%	16%

(0.27)	(0.81)	(1.08)	$22.84	10.89%	$373,711	0.65%	1.36%	24%
(0.24)	(0.86)	(1.10)	$21.59	36.87%	$302,458	0.66%	1.32%	21%
(0.28)	(0.05)	(0.33)	$16.60	12.79%	$224,073	0.66%	1.87%	28%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	75

Select Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Select Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$13.00	0.05	(C)	1.38	1.43
For the year ended December 31, 2013	$10.45	0.05	(C)	4.48	4.53
For the year ended December 31, 2012	$9.69	0.12	(C)	0.97	1.09
For the year ended December 31, 2011	$9.99	0.08		(0.33)	(0.25)
For the year ended December 31, 2010	$9.02	0.07		0.91	0.98

Class C
For the year ended December 31, 2014	$12.67	(0.05	)(C)	1.34	1.29
For the year ended December 31, 2013	$10.25	(0.04	)(C)	4.38	4.34
For the year ended December 31, 2012	$9.51	0.04	(C)	0.95	0.99
For the year ended December 31, 2011	$9.83	0.02		(0.34)	(0.32)
For the year ended December 31, 2010	$8.94	(0.01)		0.90	0.89

Class I
For the year ended December 31, 2014	$12.97	0.09	(C)	1.38	1.47
For the year ended December 31, 2013	$10.43	0.09	(C)	4.46	4.55
For the year ended December 31, 2012	$9.68	0.15	(C)	0.96	1.11
For the year ended December 31, 2011	$9.98	0.11		(0.33)	(0.22)
For the year ended December 31, 2010	$9.02	0.07		0.94	1.01

Class Y(D)
For the year ended December 31, 2014	$12.99	0.10	(C)	1.39	1.49
For the year ended December 31, 2013	$10.43	0.11	(C)	4.48	4.59
For the year ended December 31, 2012	$9.68	0.17	(C)	0.96	1.13

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

76	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.05)	(1.42)	(1.47)	$12.96	11.30%	$12,963	1.20%	0.36%	53%
(0.09)	(1.89)	(1.98)	$13.00	44.04%	$8,905	1.22%	0.42%	70%
(0.08)	(0.25)	(0.33)	$10.45	11.27%	$7,778	1.21%	1.15%	38%
(0.05)	—	(0.05)	$9.69	(2.53)%	$8,071	1.23%	0.92%	26%
(0.01)	—	(0.01)	$9.99	10.83%	$7,437	1.28%	0.67%	18%

—	(1.42)	(1.42)	$12.54	10.46%	$8,265	1.95%	(0.39)%	53%
(0.03)	(1.89)	(1.92)	$12.67	43.08%	$5,533	1.97%	(0.35)%	70%
—	(0.25)	(0.25)	$10.25	10.44%	$3,271	1.96%	0.41%	38%
—	—	—	$9.51	(3.26)%	$3,630	1.98%	0.15%	26%
—	—	—	$9.83	9.96%	$4,254	2.03%	(0.08)%	18%

(0.07)	(1.42)	(1.49)	$12.95	11.57%	$31,999	0.95%	0.64%	53%
(0.12)	(1.89)	(2.01)	$12.97	44.35%	$46,787	0.97%	0.66%	70%
(0.11)	(0.25)	(0.36)	$10.43	11.54%	$41,862	0.96%	1.44%	38%
(0.08)	—	(0.08)	$9.68	(2.25)%	$34,388	0.95%	1.21%	26%
(0.05)	—	(0.05)	$9.98	11.19%	$31,619	0.91%	1.05%	18%

(0.10)	(1.42)	(1.52)	$12.96	11.74%	$8,746	0.80%	0.76%	53%
(0.14)	(1.89)	(2.03)	$12.99	44.70%	$6,534	0.82%	0.82%	70%
(0.13)	(0.25)	(0.38)	$10.43	11.69%	$5,788	0.81%	1.62%	38%

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	77

Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$22.26	(0.08	)(C)	1.69	1.61
For the year ended December 31, 2013	$18.15	(0.05	)(C)	4.21	4.16
For the year ended December 31, 2012	$16.75	0.06	(C)	1.36	1.42
For the year ended December 31, 2011	$16.26	0.03	(C)	0.46	0.49
For the year ended December 31, 2010	$16.31	—	(D)	(0.05)	(0.05)

Class C
For the year ended December 31, 2014	$20.65	(0.23	)(C)	1.56	1.33
For the year ended December 31, 2013	$16.93	(0.19	)(C)	3.91	3.72
For the year ended December 31, 2012	$15.72	(0.07	)(C)	1.28	1.21
For the year ended December 31, 2011	$15.37	(0.08	)(C)	0.43	0.35
For the year ended December 31, 2010	$15.54	(0.19)		0.02	(0.17)

Class I
For the year ended December 31, 2014	$22.52	(0.02	)(C)	1.72	1.70
For the year ended December 31, 2013	$18.35	—	(C)(D)	4.26	4.26
For the year ended December 31, 2012	$16.93	0.10	(C)	1.38	1.48
For the year ended December 31, 2011	$16.42	0.09	(C)	0.45	0.54
For the year ended December 31, 2010	$16.42	0.04		(0.03)	0.01

Class Y(F)
For the year ended December 31, 2014	$22.52	0.01	(C)	1.72	1.73
For the year ended December 31, 2013	$18.35	0.04	(C)	4.25	4.29
For the year ended December 31, 2012	$16.93	0.14	(C)	1.37	1.51

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

78	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)

—	—	—	$23.87	7.23%	$703,572	1.83%	(0.33)%		1.40%	60%
(0.05)	—	(0.05)	$22.26	22.92%	$858,112	1.83%	(0.25)%		1.41%	30%
(0.02)	—	(0.02)	$18.15	8.46%	$533,722	1.75%	0.32%		1.41%	39%
—	—	—	$16.75	3.01%	$512,870	1.67%	0.21%		1.43%	50%
—	—	—	$16.26	(0.31)%	$698,670	1.81%	0.01%		1.48%	43%

—	—	—	$21.98	6.44%	$170,278	2.58%	(1.09)%		2.15%	60%
—	—	—	$20.65	21.97%	$130,388	2.58%	(0.99)%		2.16%	30%
—	—	—	$16.93	7.70%	$103,393	2.50%	(0.43)%		2.16%	39%
—	—	—	$15.72	2.28%	$119,850	2.43%	(0.54)%		2.19%	50%
—	—	—	$15.37	(1.09)%	$179,214	2.56%	(0.73)%		2.23%	43%

—	—	—	$24.22	7.55%	$2,817,671	1.58%	(0.09)%		1.15%	60%
(0.09)	—	(0.09)	$22.52	23.19%	$1,859,054	1.58%	—	%(E)	1.16%	30%
(0.06)	—	(0.06)	$18.35	8.77%	$1,554,623	1.50%	0.58%		1.16%	39%
(0.03)	—	(0.03)	$16.93	3.29%	$1,213,122	1.39%	0.52%		1.15%	50%
(0.01)	—	(0.01)	$16.42	0.03%	$1,045,686	1.46%	0.42%		1.11%	43%

—	—	—	$24.25	7.68%	$280,595	1.43%	0.06%		1.00%	60%
(0.12)	—	(0.12)	$22.52	23.39%	$168,835	1.43%	0.18%		1.01%	30%
(0.09)	—	(0.09)	$18.35	8.95%	$83,409	1.35%	0.79%		1.01%	39%

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	79

Research Opportunities Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund(C)	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$22.82	(0.07	)(D)	1.62	1.55
For the year ended December 31, 2013	$18.34	(0.10	)(D)	6.01	5.91
For the year ended December 31, 2012	$16.60	0.02	(D)	1.93	1.95

Class C
For the year ended December 31, 2014	$22.49	(0.24	)(D)	1.58	1.34
For the year ended December 31, 2013	$18.22	(0.26	)(D)	5.96	5.70
For the year ended December 31, 2012	$16.60	(0.09	)(D)	1.90	1.81

Class I
For the year ended December 31, 2014	$22.90	(0.01	)(D)	1.62	1.61
For the year ended December 31, 2013	$18.36	(0.04	)(D)	6.01	5.97
For the year ended December 31, 2012	$16.60	0.05	(D)	1.95	2.00

Class Y
For the year ended December 31, 2014	$22.92	0.03	(D)	1.62	1.65
For the year ended December 31, 2013	$18.36	—	(D)(E)	6.02	6.02
For the year ended December 31, 2012	$16.60	0.08	(D)	1.94	2.02

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

80	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)

(0.02)	(1.83)	(1.85)	$22.52	6.96%	$9,492	1.74%	(0.29)%	1.50%	57%
—	(1.43)	(1.43)	$22.82	32.43%	$6,836	1.77%	(0.45)%	1.51%	72%
(0.02)	(0.19)	(0.21)	$18.34	11.73%	$1,120	1.63%	0.10%	1.53%	35%

—	(1.83)	(1.83)	$22.00	6.17%	$668	2.49%	(1.03)%	2.25%	57%
—	(1.43)	(1.43)	$22.49	31.48%	$494	2.52%	(1.19)%	2.26%	72%
—	(0.19)	(0.19)	$18.22	10.91%	$148	2.38%	(0.51)%	2.28%	35%

(0.07)	(1.83)	(1.90)	$22.61	7.21%	$49,920	1.49%	(0.05)%	1.25%	57%
—	(E)	(1.43)	(1.43)	$22.90	32.76%	$43,018	1.52%	(0.17)%	1.26%	72%
(0.05)	(0.19)	(0.24)	$18.36	12.03%	$15,978	1.38%	0.30%	1.28%	35%

(0.10)	(1.83)	(1.93)	$22.64	7.37%	$17,307	1.34%	0.11%	1.10%	57%
(0.03)	(1.43)	(1.46)	$22.92	32.99%	$15,468	1.37%	0.02%	1.11%	72%
(0.07)	(0.19)	(0.26)	$18.36	12.17%	$11,572	1.23%	0.45%	1.13%	35%

(D)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(E)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	81

Financial Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations

Class A
For the year ended December 31, 2014	$18.13	(0.02	)(C)	1.50	1.48
For the year ended December 31, 2013	$13.24	(0.05	)(C)	4.94	4.89
For the year ended December 31, 2012	$10.51	0.06	(C)	2.74	2.80
For the year ended December 31, 2011	$12.18	0.02		(1.65)	(1.63)
For the year ended December 31, 2010	$10.43	0.02		1.73	1.75

Class C
For the year ended December 31, 2014	$17.00	(0.15	)(C)	1.41	1.26
For the year ended December 31, 2013	$12.51	(0.17	)(C)	4.66	4.49
For the year ended December 31, 2012	$9.96	(0.02	)(C)	2.57	2.55
For the year ended December 31, 2011	$11.58	(0.07	)(C)	(1.55)	(1.62)
For the year ended December 31, 2010	$9.99	(0.10)		1.69	1.59

Class I
For the year ended December 31, 2014	$18.10	0.02	(C)	1.50	1.52
For the year ended December 31, 2013	$13.18	(0.02	)(C)	4.94	4.92
For the year ended December 31, 2012	$10.47	0.10	(C)	2.72	2.82
For the year ended December 31, 2011	$12.14	0.07		(1.67)	(1.60)
For the year ended December 31, 2010	$10.37	0.08		1.71	1.79

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)

—	—	—	$19.61	8.16%	$12,043	1.74%	(0.10)%	1.50%	51%
—	—	—	$18.13	36.93%	$17,852	1.70%	(0.31)%	1.52%	66%
(0.07)	—	(0.07)	$13.24	26.62%	$7,862	1.76%	0.49%	1.56%	58%
(0.04)	—	(0.04)	$10.51	(13.39)%	$6,650	1.66%	0.14%	1.54%	52%
—	—	—	$12.18	16.78%	$8,543	1.71%	0.09%	1.56%	60%

—	—	—	$18.26	7.41%	$2,233	2.49%	(0.86)%	2.25%	51%
—	—	—	$17.00	35.89%	$2,958	2.45%	(1.06)%	2.27%	66%
—	—	—	$12.51	25.60%	$820	2.51%	(0.20)%	2.31%	58%
—	—	—	$9.96	(13.99)%	$795	2.41%	(0.60)%	2.29%	52%
—	—	—	$11.58	15.92%	$1,381	2.46%	(0.66)%	2.31%	60%

(0.05)	—	(0.05)	$19.57	8.42%	$15,310	1.49%	0.12%	1.25%	51%
—	—	—	$18.10	37.33%	$10,817	1.45%	(0.12)%	1.27%	66%
(0.11)	—	(0.11)	$13.18	26.94%	$3,931	1.51%	0.85%	1.31%	58%
(0.07)	—	(0.07)	$10.47	(13.21)%	$1,584	1.37%	0.47%	1.25%	52%
(0.02)	—	(0.02)	$12.14	17.29%	$1,873	1.34%	0.45%	1.19%	60%

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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Strategic Income Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Strategic Income Fund	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations

Class A
For the year ended December 31, 2014	$11.19	0.51	(C)	(0.28)		0.23
For the year ended December 31, 2013	$11.18	0.56	(C)	—	(D)	0.56
For the year ended December 31, 2012	$10.79	0.62	(C)	0.39		1.01
For the year ended December 31, 2011	$10.86	0.65		(0.09)		0.56
For the year ended December 31, 2010	$10.15	0.64		0.69		1.33

Class C
For the year ended December 31, 2014	$11.17	0.42	(C)	(0.27)		0.15
For the year ended December 31, 2013	$11.17	0.47	(C)	—	(D)	0.47
For the year ended December 31, 2012	$10.78	0.53	(C)	0.40		0.93
For the year ended December 31, 2011	$10.85	0.56		(0.08)		0.48
For the year ended December 31, 2010	$10.15	0.54		0.70		1.24

Class I
For the year ended December 31, 2014	$11.16	0.54	(C)	(0.27)		0.27
For the year ended December 31, 2013	$11.16	0.58	(C)	—	(D)	0.58
For the year ended December 31, 2012	$10.77	0.64	(C)	0.40		1.04
For the year ended December 31, 2011	$10.84	0.67		(0.08)		0.59
For the year ended December 31, 2010	$10.13	0.64		0.72		1.36

Class Y(E)
For the year ended December 31, 2014	$11.16	0.55	(C)	(0.27)		0.28
For the year ended December 31, 2013	$11.15	0.60	(C)	—	(D)	0.60
For the year ended December 31, 2012	$10.77	0.66	(C)	0.38		1.04

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)

(0.48)	—	(0.48)	$10.94	2.10%	$31,282	1.00%	4.52%	56%
(0.55)	—	(0.55)	$11.19	5.13%	$39,801	1.02%	5.00%	60%
(0.62)	—	(0.62)	$11.18	9.55%	$44,374	1.02%	5.57%	33%
(0.63)	—	(0.63)	$10.79	5.21%	$38,895	1.02%	5.80%	36%
(0.62)	—	(0.62)	$10.86	13.33%	$42,360	1.06%	5.81%	68%

(0.40)	—	(0.40)	$10.92	1.37%	$24,088	1.75%	3.80%	56%
(0.47)	—	(0.47)	$11.17	4.26%	$26,126	1.77%	4.25%	60%
(0.54)	—	(0.54)	$11.17	8.76%	$27,801	1.77%	4.81%	33%
(0.55)	—	(0.55)	$10.78	4.48%	$23,717	1.77%	5.06%	36%
(0.54)	—	(0.54)	$10.85	12.39%	$24,264	1.81%	5.06%	68%

(0.52)	—	(0.52)	$10.91	2.38%	$148,737	0.75%	4.82%	56%
(0.58)	—	(0.58)	$11.16	5.30%	$117,009	0.77%	5.24%	60%
(0.65)	—	(0.65)	$11.16	9.83%	$103,738	0.77%	5.81%	33%
(0.66)	—	(0.66)	$10.77	5.53%	$83,418	0.73%	6.10%	36%
(0.65)	—	(0.65)	$10.84	13.77%	$76,893	0.69%	6.18%	68%

(0.53)	—	(0.53)	$10.91	2.54%	$15,831	0.60%	4.96%	56%
(0.59)	—	(0.59)	$11.16	5.55%	$3,927	0.62%	5.35%	60%
(0.66)	—	(0.66)	$11.15	9.90%	$2,515	0.62%	5.95%	33%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

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Diamond Hill Funds

Notes to Financial Statements

December 31, 2014

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust.

On January 2, 2014, the Diamond Hill Mid Cap Fund commenced public offering and investment operations.

With the exception of the Financial Long-Short Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund which is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which may approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee, established and appointed by the Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

Approximately 0.4% of the Strategic Income Fund’s December 31, 2014 net assets are being valued using estimates provided by the Fair Value Committee.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 as of December 31, 2014 based on input levels assigned at December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$1,157,436,972	$—
Registered Investment Companies	354,795,267	—

Total	1,512,232,239	—
Small-Mid Cap Fund
Common Stocks*	630,755,048	—
Registered Investment Companies	94,183,087	—

Total	724,938,135	—
Mid Cap Fund
Common Stocks*	15,235,325	—
Registered Investment Companies	5,759,470	—

Total	20,994,795	—
Large Cap Fund
Common Stocks*	3,206,190,153	—
Registered Investment Companies	102,115,146	—

Total	3,308,305,299	—

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Select Fund
Common Stocks*	$59,604,452	$—
Registered Investment Companies	9,488,204	—

Total	69,092,656	—
Long-Short Fund
Common Stocks*	3,215,110,316	—
Registered Investment Companies	658,025,481	—

Total	3,873,135,797	—
Research Opportunities Fund
Common Stocks*	71,308,071	1,503,908
Registered Investment Companies	24,471,504	—

Total	95,779,575	1,503,908
Financial Long-Short Fund
Common Stocks*	25,992,820	—
Registered Investment Companies	11,699,755	—

Total	37,692,575	—
Strategic Income Fund
Collateralized Debt Obligations	—	936,341
Corporate Bonds*	—	209,496,142
Registered Investment Companies	38,509,027	—

Total	38,509,027	210,432,483

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	(789,836,393)	—
Research Opportunities Fund
Common Stocks*	(10,031,515)	—
Financial Long-Short Fund
Common Stocks*	(2,363,411)	—

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

The Funds did not hold any Level 3 securities during the year ended December 31, 2014.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund are permitted to make short sales of securities. Short sales

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by the custodian and is used as collateral. It is included as “Cash deposits with custodian for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Custodian” on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment advisor, Diamond Hill Capital Management, Inc. (“DHCM”) to accurately anticipate the future value of a security.

Securities lending — State Street Bank and Trust Company (“State Street”) replaced Citibank, N.A. as the securities lending agent for the Funds on June 23, 2014. Under the terms of the securities lending agreement with State Street, State Street is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Funds each retain 85% of their respective net securities lending income and pay State Street the remaining 15%.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

As of December 31, 2014, the fair value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$67,146,296	$69,361,116
Small-Mid Cap Fund	21,935,974	22,736,122
Mid Cap Fund	4,526,893	4,681,977
Large Cap Fund	17,078,134	17,812,411
Select Fund	6,913,173	7,141,083
Long-Short Fund	29,554,942	30,570,119
Research Opportunities Fund	21,186,745	21,897,592
Financial Long-Short Fund	8,234,881	8,517,762
Strategic Income Fund	31,605,984	32,929,385

Security transactions — Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2011 through 2014) and have concluded that no provision for income tax is required in their financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign securities country risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates in securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

Investment Transactions

For the year ended December 31, 2014, purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$222,511,785	$181,573,431
Small-Mid Cap Fund	404,591,648	120,543,523
Mid Cap Fund	17,783,077	3,381,224
Large Cap Fund	1,114,109,489	673,535,952
Select Fund	45,008,903	35,793,624
Long-Short Fund	1,570,340,723	1,383,579,788
Research Opportunities Fund	43,382,640	31,726,970
Financial Long-Short Fund	11,312,777	11,534,258
Strategic Income Fund	152,130,030	112,676,915

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2014:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$268,665	0.02%
Small-Mid Cap Fund	345,474	0.07%
Mid Cap Fund	12,405	0.10%
Large Cap Fund	790,924	0.03%
Select Fund	35,946	0.05%
Long-Short Fund	1,334,853	0.04%
Research Opportunities Fund	38,821	0.05%
Financial Long-Short Fund	11,659	0.04%

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund each receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.65%, 0.55%, 0.70%, 0.90%, 1.00%, 1.00% and 0.50% of the Fund’s average daily net

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund entered into an administrative services agreement whereby DHCM is paid a fee at an annual rate of 0.24% for Class A Shares, Class C Shares and Class I Shares and 0.10% for Class Y shares of each class’ average daily net assets. Prior to January 1, 2015, the fees paid by Class A Shares, Class C Shares and Class I Shares under the administrative services agreement was 0.25% of each class’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan on behalf of each Fund’s Class A and Class C Shares (the “Plan”). Under the Plan, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay distribution and shareholder-servicing fees at an annual rate of 0.75% and 0.25%, respectively, of Class C’s average daily net assets. Class I and Class Y shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM. Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

For year ended December 31, 2014, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$22,842
Small-Mid Cap Fund	14,042
Large Cap Fund	52,407
Select Fund	4,486
Long-Short Fund	77,386
Research Opportunities Fund	358
Financial Long-Short Fund	276
Strategic Income Fund	2,686

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the year ended December 31, 2014 as follows:

Small Cap Fund	$4,703
Small-Mid Cap Fund	744
Large Cap Fund	3,002
Select Fund	58
Long-Short Fund	3,690
Research Opportunities Fund	71
Financial Long-Short Fund	257
Strategic Income Fund	1,947

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Collectively, the Independent Trustees were paid $254,500 in fees during the year ended December 31, 2014.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets, as items such as short-term capital gains are treated as ordinary income for tax purposes.

The tax character of distributions paid during 2014 was as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Distributions paid from:
Ordinary income	$3,245,857	$3,901,585	$106,875	$45,353,389	$1,999,961
Long-term capital gains	64,648,041	20,435,261	—	90,999,684	5,683,388

Total distributions	$67,893,898	$24,336,846	$106,875	$136,353,073	$7,683,349

		Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Distributions paid from:
Ordinary income		$—	$1,387,607	$42,765	$9,635,283
Long-term capital gains		—	4,560,615	—	—

Total distributions		$—	$5,948,222	$42,765	$9,635,283

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

The following information is computed on a tax basis for each item as of December 31, 2014:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Net unrealized appreciation on portfolio investments	$337,338,082	$73,145,428	$896,761	$858,629,594	$11,034,106
Undistributed ordinary income	2,400,195	—	—	—	398,855
Undistributed capital gains	2,811,559	2,107,452	—	38,107,839	326,740
Capital loss carryforwards	—	—	(62,720)	—	—

Accumulated earnings	$342,549,836	$75,252,880	$834,041	$896,737,433	$11,759,701

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Net unrealized appreciation (depreciation) on portfolio investments	$707,939,802	$9,047,195	$5,253,087	$(4,338,747)
Undistributed ordinary income	—	8,631	19,196	685,734
Undistributed capital gains	—	1,016,805	—	—
Capital loss carryforwards	(118,576,181)	—	(9,084,715)	(11,474,175)

Accumulated earnings (deficit)	$589,363,621	$10,072,631	$(3,812,432)	$(15,127,188)

As of December 31, 2014, the Funds’ federal tax cost of investment securities and net unrealized appreciation (depreciation) were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Tax cost of portfolio investments	$1,174,894,157	$651,792,707	$20,098,034	$2,449,675,706	$58,058,550

Gross unrealized appreciation	373,619,830	85,039,899	1,464,290	874,478,792	11,395,339
Gross unrealized depreciation	(36,281,748)	(11,894,471)	(567,529)	(15,849,198)	(361,233)

Net unrealized appreciation on portfolio investments	$337,338,082	$73,145,428	$896,761	$858,629,594	$11,034,106

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Tax cost of long portfolio investments	$2,972,611,543	$87,004,396	$32,110,852	$253,280,257

Gross unrealized appreciation	910,333,388	12,351,718	5,850,973	2,259,523
Gross unrealized depreciation	(9,809,134)	(2,072,631)	(269,250)	(6,598,270)

Net unrealized appreciation (depreciation) on long portfolio investments	$900,524,254	$10,279,087	$5,581,723	$(4,338,747)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the latest tax year ended December 31, 2014, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expire. The Mid Cap Fund has a short-term CLCF of $62,720 that is not subject to expiration.

CLCFs subject to expiration:

	Amount	Expires December 31,
Long-Short Fund	$49,399,084	2017
	69,177,097	2018

	$118,576,181

Financial Long-Short Fund	$2,544,587	2016
	6,540,128	2017

	$9,084,715

Strategic Income Fund	$6,202,321	2016
	5,271,854	2017

	$11,474,175

As of the latest tax year ended December 31, 2014, Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund utilized $186,138,457, $1,751,815 and $2,971,654, respectively, of CLCFs.

Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of net investment losses, distributions in excess of net investment income, equalization, investments in REITS and publicly traded partnerships. The

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Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2014

following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$9,673,173	$745,403	$(10,418,576)
Small-Mid Cap Fund	3,066,502	(611,689)	(2,454,813)
Mid Cap Fund	(630)	630	—
Large Cap Fund	11,811,670	(3,360,103)	(8,451,567)
Select Fund	7,134,219	—	(7,134,219)
Long-Short Fund	(6,184,694)	6,184,693	1
Research Opportunities Fund	297,895	(110,742)	(187,153)
Financial Long-Short Fund	(14,775)	14,774	1
Strategic Income Fund	—	1	(1)

In-kind Redemption Transactions

For the year ended December 31, 2014, the Select Fund delivered securities in lieu of cash for two shareholder redemptions. The value of the redemptions were as follows:

Date	Redemption	Securities	Cash	Realized Gains	Class I Shares Redeemed
June 9, 2014	$10,145,012	$9,554,431	$590,581	$2,675,416	735,364
December 29, 2014	13,073,368	12,555,140	518,228	3,726,909	995,694

Subsequent Events

The Funds evaluated events from December 31, 2014 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements, other than disclosed below.

Effective February 28, 2015, the management fee of the Strategic Income Fund will decrease from 0.50% to 0.45%.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Diamond Hill Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diamond Hill Funds (comprising, respectively, the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Diamond Hill Funds at December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 24, 2015

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Diamond Hill Funds

Other Items

December 31, 2014 (Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2014 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	93.44%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
Select Fund	38.61%
Research Opportunities Fund	27.80%
Financial Long-Short Fund	100.00%

Qualified Dividend Income

The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2014.

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Diamond Hill Funds

Other Items

December 31, 2014 (Unaudited) (Continued)

Capital Gain Distribution

For the year ended December 31, 2014, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$74,321,215
Small-Mid Cap Fund	23,501,763
Large Cap Fund	102,811,352
Select Fund	6,587,234
Research Opportunities Fund	4,858,509

Trustee Approval of Investment Advisory Agreements

The Trustees of Diamond Hill Funds (the “Trust”), considered a broad range of information specifically requested and relating to its consideration of the continuance of the investment advisory agreement at a regularly scheduled meeting on August 21, 2014. By a unanimous vote, the Trustees approved the Management Agreement between the Trust and Diamond Hill Capital Management, Inc. (the “Adviser”), for each series of the Trust (each separately, a “Fund”), with the exception of the Mid Cap Fund, which commenced operations in 2014. The Management Agreement between the Trust and the Adviser for the Mid Cap Fund was approved on November 21, 2013 and will be considered for renewal in 2015. The following disclosure encompasses the discussion at the August 21, 2014 meeting. The Trustees discussed the following factors, on a Fund-by-Fund basis, in connection with the Trust’s Management Agreement (“investment advisory agreement”):

a)	Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, including a review of the services provided thereunder, the fee rates, fees paid, expenses assumed. They also considered the Adviser’s overall reputation, integrity and commitment to providing high quality service to the Funds. The Trustees noted the qualifications of the investment staff and that the Adviser continued to invest significant resources in its investment team, by growing its research team to 27 associates to help enhance the delivery of portfolio management services to the Funds. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel.

In evaluating the performance of each Fund, the Trustees reviewed each Fund’s absolute performance, relative to its passive benchmark, and performance relative to its peer group as of June 30, 2014, noting that for the five year trailing performance, three of the seven Funds beat their benchmark and that five Funds ranked in the 1st or 2nd quartile of their respective peer group and two ranked in the 3rd quartile. The Research Opportunities Fund underperformed its benchmark by 1.52% for the trailing three year performance history. The Trustees also reviewed and considered trailing five year investment results as of each previous calendar year end noting that in general each fund

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Diamond Hill Funds

Other Items

December 31, 2014 (Unaudited) (Continued)

has achieved adequate returns over the various five year periods. In addition, the Trustees discussed the methodology for selecting funds to be included in each Fund’s respective peer group and the appropriateness of the benchmarks against with fund performance is measured.

b)	Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rates under the investment advisory agreement were below the average rates of comparable funds within each Fund’s respective peer group.

c)	Reasonableness of Total Expenses. The Trustees noted that the total expenses of each class of shares of each of the Funds were generally below the average total expenses of comparable funds within each Fund’s respective peer group.

d)	Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of the Adviser’s other clients, as well as a summary of the differences in services provided. With limited exceptions, investment advisory fees charged by the Adviser to the Funds were comparable to the investment advisory fees the Adviser charges to its other similarly managed accounts (i.e. private partnerships and separate accounts).

e)	Profitability. The Trustees noted the reasonableness of each Fund’s profitability to the Adviser, including the Adviser’s methodology for calculating its profitability. The Trustees noted that the Adviser also is the administrator to the Funds (under the Administration Agreement) and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the Adviser’s pre-tax profit margin under the Management and the Administration Agreement represented a fair and entrepreneurial profit for managing the Funds.

f)	Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, the Adviser has adopted a different strategy. The Trustees considered that rather than instituting break points, the Adviser has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, the Adviser prefers to close a strategy to new investors so that it can efficiently manage the fund’s assets and attempt to fulfill its responsibility to add value to existing investors accounts. The Trustees also noted that the Adviser has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale.

g)

Ancillary Benefits. The Trustees considered ancillary benefits received by the Adviser as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of the Adviser’s clients

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Diamond Hill Funds

Other Items

December 31, 2014 (Unaudited) (Continued)

and the ability to serve as sub-adviser to other mutual funds . The Trustees noted that the Adviser is the Administrator to the Funds (under the Administration Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees noted that affiliates of the Adviser also have the ability to leverage these administrative services to other non-affiliated funds. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by the Adviser from each Fund was fair and reasonable and the continuance of the agreements was in the best interests of each Fund and its shareholders.

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Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investment at Beginning of Period

(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2014 and held for the entire period from July 1, 2014 through December 31, 2014.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	967.10	1,018.65	6.45	6.61	1.30
Class C	1,000.00	1,000.00	963.60	1,014.87	10.15	10.41	2.05
Class I	1,000.00	1,000.00	968.20	1,019.91	5.21	5.35	1.05
Class Y	1,000.00	1,000.00	969.10	1,020.67	4.47	4.58	0.90
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	996.90	1,018.90	6.29	6.36	1.25
Class C	1,000.00	1,000.00	993.00	1,015.12	10.05	10.16	2.00
Class I	1,000.00	1,000.00	997.70	1,020.16	5.04	5.09	1.00
Class Y	1,000.00	1,000.00	998.90	1,020.92	4.28	4.33	0.85

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Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investment at Beginning of Period

(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Mid Cap Fund Class
Class A	1,000.00	1,000.00	1,003.50	1,019.41	5.81	5.85	1.15
Class C	1,000.00	1,000.00	999.10	1,015.63	9.57	9.65	1.90
Class I	1,000.00	1,000.00	1,004.80	1,020.67	4.55	4.58	0.90
Class Y	1,000.00	1,000.00	1,004.80	1,021.42	3.79	3.82	0.75
Large Cap Fund
Class A	1,000.00	1,000.00	1,043.10	1,019.91	5.41	5.35	1.05
Class C	1,000.00	1,000.00	1,039.30	1,016.13	9.25	9.15	1.80
Class I	1,000.00	1,000.00	1,044.50	1,021.17	4.12	4.08	0.80
Class Y	1,000.00	1,000.00	1,045.50	1,021.93	3.35	3.31	0.65
Select Fund
Class A	1,000.00	1,000.00	1,042.40	1,019.16	6.18	6.11	1.20
Class C	1,000.00	1,000.00	1,039.00	1,015.38	10.02	9.91	1.95
Class I	1,000.00	1,000.00	1,043.30	1,020.42	4.89	4.84	0.95
Class Y	1,000.00	1,000.00	1,045.00	1,021.17	4.12	4.08	0.80
Long-Short Fund
Class A	1,000.00	1,000.00	1,014.90	1,015.98	9.29	9.30	1.83
Class C	1,000.00	1,000.00	1,011.00	1,012.20	13.08	13.09	2.58
Class I	1,000.00	1,000.00	1,016.40	1,017.24	8.03	8.03	1.58
Class Y	1,000.00	1,000.00	1,016.80	1,018.00	7.27	7.27	1.43
Research Opportunities Fund
Class A	1,000.00	1,000.00	1,016.20	1,016.43	8.84	8.84	1.74
Class C	1,000.00	1,000.00	1,012.60	1,012.65	12.63	12.63	2.49
Class I	1,000.00	1,000.00	1,017.40	1,017.69	7.58	7.58	1.49
Class Y	1,000.00	1,000.00	1,018.20	1,018.45	6.82	6.82	1.34
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,044.20	1,016.43	8.97	8.84	1.74
Class C	1,000.00	1,000.00	1,039.90	1,012.65	12.80	12.63	2.49
Class I	1,000.00	1,000.00	1,045.00	1,017.69	7.68	7.58	1.49
Strategic Income Fund
Class A	1,000.00	1,000.00	993.90	1,020.16	5.03	5.09	1.00
Class C	1,000.00	1,000.00	990.30	1,016.38	8.78	8.89	1.75
Class I	1,000.00	1,000.00	995.50	1,021.42	3.77	3.82	0.75
Class Y	1,000.00	1,000.00	996.10	1,022.18	3.02	3.06	0.60

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

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Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	9	None

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present; Partner, Jones Day from January 2003 to January 2009.	9	None

D’Ray Moore Rice Year of Birth: 1959	Chairman Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present. Independent Trustee of Advisors Investment Trust, July 2011 to present.	9	Advisors Investment Trust, July 2011 to present

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), June 2000 to present.	9	None

Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired 2012 to present; Chief Executive Officer, ClearBridge Advisors, LLC, 2009 to 2011; Chairman and Chief Executive Officer, Neuberger Berman Funds, 1988 to 2008; President, Neuberger Berman Management, 1988 to 2008.	9	Neuberger Berman Funds, March 1999 to December 2008

106	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

Diamond Hill Funds

PRINCIPAL OFFICERS:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least the Last 5 Years

Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014	Chief Financial Officer and Treasurer of Diamond Hill Investment Group, Inc., from January 2015 to present. Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to January 2015; Chief Operating Officer of Lancaster Pollard & Company, January 2012 to April 2014; Managing Director and Chief Financial Officer of Red Capital Group, October 2005 to January 2012.

Gary R. Young Year of Birth: 1969	President	Since November 2014	Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Controller of Diamond Hill Investment Group, Inc., April 2004 to present. Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present; Assistant Vice President, Nationwide Financial Services, Inc., September 2000 to June 2009.

Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc., 2008 to present.

Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer	Since May 2014	Director, Beacon Hill Fund Services, Inc., September 2011 to present; Vice President, JPMorgan Distribution Services, Inc., 2006 to 2011.

Dana A. Gentile Year of Birth: 1962	Assistant Secretary	Since May 2013	Director, Beacon Hill Fund Services, Inc., 2013 to present; Senior Vice President, Citi Fund Services Ohio, Inc., 1987 to 2013.

Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Since May 2014	Director, Beacon Hill Fund Services, Inc., March 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to March 2014.

Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc., 2009 to present; Senior Vice President, Citi Fund Services Ohio, Inc., from 2002 to 2009.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM	107

NOTICE OF PRIVACY POLICY FOR DIAMOND HILL FUNDS

We value you as a shareholder and take your personal privacy seriously. In order to enhance our ability to provide you with the best service possible, Diamond Hill Funds (referred to as “we” or “us” or the “Funds”) collect, use and share certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information.

SAFEGUARDING PRIVACY

Diamond Hill Funds maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information. In addition, we require service providers to the Funds to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms, such as your name, address, date of birth, social security number and investment information;

•	Information about your transactions and experiences with us, such as your account balance, transaction history and investment selections; and

•	Information you supply in written, telephonic or electronic communications with the Funds or service providers to the Funds.

INFORMATION WE SHARE

We may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. We also may disclose non-public personal information as otherwise permitted by law.

QUESTIONS?

Questions regarding this policy may be directed to: 888-226-5595

108	DIAMOND HILL FUNDS	|	ANNUAL REPORT	|	DECEMBER 31, 2014	|	DIAMOND-HILL.COM

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: BHIL DISTRIBUTORS, INC. (MEMBER FINRA), AN AFFILIATE OF THE DIAMOND HILL FUNDS

DIAMOND-HILL.COM	|	855.255.8955	|	325 JOHN H. MCCONNELL BLVD	|	SUITE 200	|	COLUMBUS, OHIO	|	43215

DH-AR123114

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. Tamara L. Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $145,900 and $141,600 in fiscal 2014 and 2013, respectively. 2014 and 2013 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2014 and 2013.

(c) Tax Fees. Fees for tax compliance services totaled $47,700 and $46,300 in fiscal 2014 and 2013, respectively.

(d) All Other Fees. There were no other fees in fiscal 2014 and 2013.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) 0.0% in fiscal 2014 and 2013.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $47,700 and $46,300 in 2014 and 2013, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Funds

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date February 26, 2015

By (Signature and Title)	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer

Date February 26, 2015